                              OFFICE SPACE LEASE

                                    BETWEEN

                            JAHRA INVESTMENTS, N.V.

                                  AS LANDLORD

                                      AND

                               DVD EXPRESS, INC.,
                           A CALIFORNIA CORPORATION

                                   AS TENANT


                               LA REINA BUILDING
                            7083 HOLLYWOOD BOULEVARD
                             HOLLYWOOD, CALIFORNIA

                               TABLE OF CONTENTS

ARTICLE I.       PREMISES.......................................................   3
  SECTION 1.1    LEASED PREMISES................................................   3
  SECTION 1.2    ACCEPTANCE OF PREMISES.........................................   3
  SECTION 1.3    USE RESERVATIONS...............................................   3
  SECTION 1.4    BUILDING NAME AND ADDRESS......................................   3

ARTICLE II.      TERM...........................................................   3
  SECTION 2.1    GENERAL........................................................   3
  SECTION 2.2    TENDER OF POSSESSION BY LANDLORD...............................   3

ARTICLE III.     RENT AND SECURITY DEPOSIT......................................   4
  SECTION 3.1    BASIC ANNUAL RENT..............................................   4
  SECTION 3.2    SECURITY DEPOSIT...............................................   4
  SECTION 3.3    OPERATING EXPENSES.............................................   4

ARTICLE IV.      USES...........................................................   6
  SECTION 4.1    USE............................................................   6
  SECTION 4.2    PROHIBITION AGAINST SOLICITATION AND OTHER ACTIVITIES WITHOUT
                 THE PERMISSION OF LANDLORD.....................................   7
  SECTION 4.3    EXCLUSIVE CONTROL OVER COMMON AREA.............................   7
  SECTION 4.4    SIGNS..........................................................   7

ARTICLE V.       SERVICES.......................................................   7
  SECTION 5.1    UTILITIES AND SERVICES.........................................   7
  SECTION 5.2    OPERATION AND MAINTENANCE OF COMMON FACILITIES.................   8
  SECTION 5.3    USE OF COMMON FACILITIES.......................................   9
  SECTION 5.4    PARKING........................................................   9
  SECTION 5.5    SECURITY CARDS.................................................   9

ARTICLE VI.      MAINTENANCE OF THE PREMISES....................................  10
  SECTION 6.1    TENANT'S MAINTENANCE AND REPAIR................................  10
  SECTION 6.2    LANDLORD'S MAINTENANCE AND REPAIR..............................  10
  SECTION 6.3    ALTERATIONS BY LANDLORD........................................  10
  SECTION 6.4    TENANT'S ALTERATIONS...........................................  10
  SECTION 6.5    MECHANIC'S LIENS...............................................  11
  SECTION 6.6    ENTRY AND INSPECTION...........................................  11

ARTICLE VII.     TAXES AND ASSESSMENTS ON TENANT'S PROPERTY.....................  11
  SECTION 7.1    TAXES ON TENANT'S PROPERTY.....................................  11

ARTICLE VIII.    ASSIGNMENT AND SUBLETTING......................................  12
  SECTION 8.1    PROHIBITION AND CONSENT........................................  12
  SECTION 8.2    TRANSFER FEE...................................................  13

ARTICLE IX.      INSURANCE AND INDEMNITY........................................  13
  SECTION 9.1    TENANT'S INSURANCE.............................................  13
  SECTION 9.2    TENANT'S INDEMNITY.............................................  14
  SECTION 9.3    LANDLORD'S INDEMNITY...........................................  14

ARTICLE X.       DAMAGE OR DESTRUCTION..........................................  14
  SECTION 10.1   RESTORATION....................................................  14
  SECTION 10.2   LANDLORD'S NON-LIABILITY.......................................  15
  SECTION 10.3   TENANT'S WAIVER................................................  15

ARTICLE XI.      EMINENT DOMAIN.................................................  16

ARTICLE XII.     SUBORDINATION; ESTOPPEL CERTIFICATE............................  16
  SECTION 12.1   SUBORDINATION..................................................  16
  SECTION 12.2   ESTOPPEL CERTIFICATE...........................................  16

ARTICLE XIII.    DEFAULTS AND REMEDIES..........................................  16
  SECTION 13.1   TENANT'S DEFAULTS..............................................  16
  SECTION 13.2   LANDLORD'S REMEDIES............................................  17
  SECTION 13.3   INTEREST ON TENANT'S OBLIGATIONS; LATE PAYMENTS................  18
  SECTION 13.4   RIGHT OF LANDLORD TO PERFORM...................................  18
  SECTION 13.5   DEFAULT BY LANDLORD............................................  19
  SECTION 13.6   EXPENSES AND LEGAL FEES........................................  19
  SECTION 13.7   REIMBURSEMENT OF CONCESSIONS...................................  19

ARTICLE XIV.     END OF TERM....................................................  19
  SECTION 14.1   HOLDING OVER...................................................  19
  SECTION 14.2   SURRENDER OF PREMISES; REMOVAL OF PROPERTY.....................  19
  SECTION 14.3   AFFIXED PROPERTY...............................................  20

ARTICLE XV.      NOTICES........................................................  20

ARTICLE XVI.     RULES AND REGULATIONS..........................................  20

ARTICLE XVII.    BROKER'S COMMISSION............................................  20

ARTICLE XVIII.   TRANSFER OF LANDLORD'S INTEREST................................  20

ARTICLE XIX.     INTERPRETATION.................................................  20
  SECTION 19.1   GENDER AND NUMBER..............................................  20
  SECTION 19.2   HEADINGS.......................................................  20

ARTICLE XX.      EXECUTION AND RECORDING........................................  21
  SECTION 20.1   CORPORATE AUTHORITY............................................  21
  SECTION 20.2   RECORDING......................................................  21
  SECTION 20.3   AMENDMENTS.....................................................  21

ARTICLE XXI.     MISCELLANEOUS..................................................  21
  SECTION 21.1   NONDISCLOSURE OF LEASE TERMS...................................  21
  SECTION 21.2   FURNISHING OF FINANCIAL STATEMENTS.............................  21
  SECTION 21.3   CHANGES REQUESTED BY LENDER....................................  21
  SECTION 21.4   GOVERNMENTAL REQUIREMENTS......................................  21
  SECTION 21.5   COVENANTS AND CONDITIONS.......................................  21
  SECTION 21.6   WORK LETTER....................................................  21
  SECTION 21.7   JOINT AND SEVERAL LIABILITY....................................  21
  SECTION 21.8   SUCCESSORS.....................................................  21
  SECTION 21.9   TIME OF ESSENCE................................................  22
  SECTION 21.10  CONTROLLING LAW................................................  22
  SECTION 21.11  SEVERABILITY...................................................  22
  SECTION 21.12  RELATIONSHIP OF PARTIES........................................  22
  SECTION 21.13  INABILITY TO PERFORM...........................................  22
  SECTION 21.14  QUIET ENJOYMENT................................................  22
  SECTION 21.15  HAZARDOUS WASTE AND MATERIALS..................................  22
  SECTION 21.16  ENTIRE AGREEMENT...............................................  22

                        LA REINA OFFICE BUILDING LEASE

BASIC LEASE PROVISIONS. In the event of any conflict between any Basic Lease Provision and the balance of this Lease, the latter shall control.

1.   TENANT'S NAME:  DVD EXPRESS, INC., A CALIFORNIA CORPORATION.

2.   PREMISES, including FLOOR, SUITE NO. and RENTABLE AREA:  7083
     HOLLYWOOD BOULEVARD, HOLLYWOOD, CALIFORNIA, SUITE 106, CONTAINING APPROXIMATELY 8,541 RENTABLE SQUARE FEET AND 7,356 USABLE SQUARE FEET ON THE FIRST (1ST) FLOOR.

3.   ESTIMATED COMMENCEMENT: APRIL 1, 1998.

4.   LEASE TERM: THREE (3) YEARS.

5. BASIC ANNUAL RENT: Initially $128,115.00 payable at $10,676.25 per month increased annually by CPI per Section 3.1 below.

6.   BASE YEAR: 1998.

7.   SPACE PLAN APPROVAL DATE: FEBRUARY 7, 1998.

8.   SECURITY DEPOSIT: $21,352.50; payable on execution of Lease.

9.   PREPAID RENT: NOT APPLICABLE.

10.  BROKER(S): LANDLORD'S BROKER, CB COMMERCIAL PER SEPARATE AGREEMENT:
     TENANT'S BROKER: NONE.

11.  ADDRESS FOR PAYMENTS AND NOTICES:

     TO LANDLORD:  Jahra Investments, N.V.
                   c/o MarGulf Management Co., Inc.
                   7083 Hollywood Blvd., Suite 304
                   Hollywood, CA 90028
                   Telephone No.: (213) 467-7232

     TO TENANT:    DVD Express, a California corporation
                   7083 Hollywood Blvd., Suite 100
                   Hollywood, CA 90028
                   Telephone No.: (213) 465-1183

12.  MINIMUM COVERAGE FOR COMPREHENSIVE GENERAL LIABILITY POLICY:
     $2,000,000.00 combined single limit.

13. NUMBER OF PARKING SPACES: UP TO TWENTY (20) UNRESERVED PARKING SPACES (OPTIONAL).

14. RENT PER PARKING SPACE: $110.00 PER MONTH PER RESERVED SPACE: $77.00 PER MONTH PER UNRESERVED SPACE.

15. ADDENDUM: An Addendum consisting of three (3) numbered paragraphs is attached to and forms a part of this Lease.

16. LEASE EXECUTION: In witness whereof the parties hereto have executed this Lease, consisting of the foregoing provisions and of the Additional Lease Provisions and Exhibits which follow, as of January 16, 1998.

THIS LEASE SHALL NOT BECOME EFFECTIVE UNTIL EXECUTED BY LANDLORD AND DELIVERED TO TENANT AND THE SUBMISSION OF THIS FORM OF LEASE BY LANDLORD, OR LANDLORD'S AGENT, DOES NOT CONSTITUTE AN OFFER TO LEASE. NO EMPLOYEE OR AGENT OF LANDLORD OR ANY PERSON WITH WHOM TENANT MAY HAVE NEGOTIATED THIS LEASE HAS ANY AUTHORITY TO MODIFY THE TERMS HEREOF OR TO MAKE ANY AGREEMENTS, REPRESENTATIONS OR PROMISES UNLESS THE SAME ARE CONTAINED HEREIN OR ADDED HERETO IN WRITING.


JAHRA INVESTMENTS, N.V.

By:  /s/ Ani Soghomonian
     ----------------------------------
     Ani Soghomonian
     Its: Treasurer
                          "Landlord"


DVD EXPRESS, INC.,
a California corporation

By: /s/ Michael Dubelko
     ----------------------------------

    Its:
         ------------------------------

                          "Tenant"


-------------------------------------------------------------------------------
            MEMORANDUM OF ACTUAL COMMENCEMENT AND EXPIRATION DATES

Commencement Date:              Expiration Date:
                  ------------                    -------------

                          ADDITIONAL LEASE PROVISIONS

                              ARTICLE I. PREMISES

     SECTION 1.1 LEASED PREMISES - Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all the terms and conditions hereinafter set forth, those certain premises identified in Item 2 of the Basic Lease Provisions and shown in the drawing attached hereto as EXHIBIT "A-1" (the "Premises"). The Premises are located on the designated floor(s) of that certain office structure constructed on the real property legally described in EXHIBIT "A-2" attached hereto. Said office structure is hereinafter called the "Building". Said real property, the Building, the adjoining parking structure and other related improvements as from time to time constructed upon said real property are hereinafter referred to as the "Project".

     SECTION 1.2 ACCEPTANCE OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building and/or the Project, or the suitability or fitness thereof for the conduct of Tenant's business or for any other purpose, except as set forth in this Lease. The taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises, the Building and the Project were at such time in satisfactory condition and in conformity with the provisions of this Lease in all respects, except as to any items as to which Tenant shall give Landlord written notice in reasonable detail, which items shall be limited to any items required to be accomplished by Landlord pursuant to its standard build out or under that certain Work Letter, if any, being executed and delivered by Landlord and Tenant concurrently with this Lease and attached hereto as Exhibit "B" (the "Work Letter"). Such written notice shall be given within thirty (30) days after the term of this Lease commences as provided in Article II below. Failure to submit such written notice in the time provided shall constitute a waiver thereof. Landlord shall promptly take such action as may be reasonably required to remedy an actual defects and/or to complete any work of which it is notified as provided above.

     SECTION 1.3 USE RESERVATIONS. Tenant acknowledges that the exterior demising walls of the Premises and the area between the finished ceiling of the Premises and the slab of the Building floor or roof there-above and between the finished floor of the Premises and the foundation or finished ceiling of the portion of the Building there-below have not been leased to Tenant. Landlord reserves the use thereof, together with the right to locate or relocate (both vertically and horizontally), install, maintain, use, repair and replace pipes, utility lines, ducts, conduits, flues, refrigerant lines, drains, sprinkler mains and valves, access panels, wires and appurtenant meters or equipment, and structural elements leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises.

     SECTION 1.4 BUILDING NAME AND ADDRESS. Landlord may adopt any name it may select for the Building and/or the Project, and Landlord reserves the right to change the name and/or address of the Building and/or the Project at any time. Tenant shall not use the name of the Building, the Project or such development for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and Tenant shall not acquire any property right in or to any name which contains said word combination as a part thereof.

                          ARTICLE II. TERM

     SECTION 2.1 GENERAL. The term of this Lease shall be for the period shown in Item 4 of the Basic Lease Provisions, commencing on the estimated commencement date as shown in Item 3 of the Basic Lease Provisions, or such later date as the Premises shall be tendered to Tenant ready for occupancy or upon such earlier date as Tenant takes possession or commences use of the Premises for any purpose other than construction (the "Commencement Date"). Within five (5) days following the Commencement Date, the parties shall execute a supplement in the form attached hereto as Exhibit "A-3", stating the Commencement Date and the expiration date of the term of this Lease. The term "ready for occupancy" shall mean when Landlord (a) has put in operation all Building services essential for the use of the Premises by Tenant; (b) has provided reasonable access to the Premises for Tenant, its agents, employees, licensees and invitees so that the same may be used without unnecessary interference; and (c) subject to the provisions of the Work Letter, if any, has "substantially completed" (as defined in the Work Letter) the work required to be done by Landlord within the Premises pursuant to the Work Letter.

     SECTION 2.2 TENDER OF POSSESSION BY LANDLORD. Landlord may tender the Premises to Tenant prior to, on or after the estimated commencement date specified in Item 3 of the Basic Lease Provisions upon not less thant five
(5) days' written notice stating that the Premises will be ready for occupancy on the date specified in such notice. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the estimated commencement date, this Lease shall not be void or voidable nor shall Landlord by liable to Tenant for any loss or damage resulting therefrom.

                    ARTICLE III. RENT AND SECURITY DEPOSIT

     SECTION 3.1  BASIC ANNUAL RENT.

       (a) Tenant shall pay the basic annual rent for the Premises in the total amount, but payable in the equal monthly installments, shown in Item 5 of the Basic Lease Provisions or in the Addendum, subject to the adjustment as provided in the Addendum or in Section 3.1(c) hereof, due and payable on the first day of each month in advance, commencing on the Commencement Date and continuing throughout the term of this Lease, except that if the Commencement Date occurs on a day other than the first day of a month, then the rent payable hereunder shall be prorated on a daily basis and the rent for the partial month following the Commencement Date shall be payable on the first day of the term of this Lease. No demand, notice or invoice shall be required. Tenant shall receive a credit against the first installment or installments of minimum rental payable under this Section 3.1 in an amount equal to the prepaid rent specified in Item 9 of the Basic Lease Provisions. All rents and other sums payable by Tenant to Landlord under this Lease shall be paid to Landlord, without offset or deduction, in lawful money of the United States of America at the address for Landlord shown in Item 11 of the Basic Lease Provisions, or to such other person or at such other place as Landlord may from time to time designate in writing.

       (b) As used herein "Lease Year" shall be a period of twelve (12) consecutive months commencing on the first full calendar month during the lease term; provided that the first Lease Year shall also include any partial calendar month following the Commencement Date.

       (c) Basic annual rent, as set forth in Item 5 of the Basic Lease Provisions, shall be increased once per year if the Consumer Price Index, Los Angeles-Anaheim-Riverside, All Urban Consumers, All Items (1982-1984=100), published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor ("Bureau"), increases over the Base Index. The Base Index shall be the Consumer Price Index for the calendar month in which the Commencement Date occurs. The Base Index shall be compared with the Consumer Price Index for the same calendar month for each subsequent year ("Comparison Month"). If the Consumer Price Index for any Comparison Month is higher than the Base Index, then the Minimum Rent for the annual period commencing on the first day of the second calendar month following such Comparison Month shall be increased above that payable pursuant to Item 5 of the Basic Lease Provisions for the initial year of the term by the identical percentage. In no event shall the Minimum Rent be reduced by reason of the operation of this Section 3.1(c).

       (d) In the event that at any time during the term of this Lease, any governmental law, rule or regulation prohibits or postpones in whole or in part any increase in the rent or in the payment of other sums payable by Tenant hereunder to be made pursuant to this Lease, then, and in either of such events, such increase or payment shall be made to the maximum extent permissible by law at the time provided in this Lease, and/or at any time or times thereafter such increase or payment, or any portion thereof, may lawfully be made and any such increase in rent, or any portion thereof, or other sums payable hereunder, or portions thereof, the payment of which has been so prohibited or postponed, shall thereafter become due and payable to the maximum extent and at the earliest time or times permitted by law.

     SECTION 3.2 SECURITY DEPOSIT. Tenant has deposited with Landlord the sum stated in Item 8 of the Basic Lease Provisions, to be held by Landlord as security for the full and faithful performance of every Lease provision to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of said deposit is so used or applied, Tenant shall, within five
(5) days after written demand therefor, deposit cash with the Landlord in an amount sufficient to restore the security deposit to its original amount. Landlord shall not be required to keep this security deposit separate from its general funds, but Landlord shall place the security deposit in an interest-bearing account selected by Landlord, in its sole discretion, which interest shall be added to the security deposit. If Tenant shall perform every provision of this Lease to be performed by it, the security deposit, together with the interest earned on the security deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days after the expiration of the Lease term, provided that Landlord may retain the security deposit and interest until such time as any amount due from Tenant in accordance with any provision hereof has been determined and paid in full.

     SECTION 3.3  OPERATING EXPENSES

       (a) In addition to paying basic annual rent, Tenant shall pay to Landlord in installments, as provided in (b) below, the amount by which Tenant's proportionate share of all "Operating Expenses" (as hereafter defined) incurred by Landlord in the operation of the Project exceeds Tenant's proportionate share of the Operating Expenses incurred during the Base Year specified in Item 6 of the Basic Lease Provisions ("Increase Operating Costs"). Such payments shall be deemed additional rent. Tenant's obligation to pay its proportionate share of Increased Operating Costs shall commence as of the beginning of the first full calendar year following the Base Year. Tenant shall not be reimbursed or credited if the actual Operating Expenses incurred during any year of the Lease Term are less than the Operating Expenses for the Base Year. Tenant's proportionate share shall be computed by dividing the "rentable area" of the Premises identified in Item 2 of the Basic Lease Provisions by the total "rentable area" of the Building. The term "rentable area" as used herein with respect to the Premises and the Building shall be computed by measuring from the inside surface of the permanent outer building walls.

       Specifically included within the definition of rentable area shall be all area within the outside walls, air conditioning shafts and ducts where a central air conditioning system eliminates floor fan rooms, private stairs, private elevators, toilets, air conditioning rooms, fan rooms, air ducts, janitor's closets, slop sinks, electrical closets, telephone closets, and all enclosing walls for the above items, all of which exclusively serve the floor in which they are located, and columns and projections necessary to the Building. The area of air conditioning and fan rooms located on a rental floor serving more than the one floor in which located, together with their enclosing walls, shall be apportioned and included as rentable area of the floors which they serve.

       Except as provided above, there shall be excluded from rentable area building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts, with their enclosing walls serving more than one floor, lobby, public vestibules, public telephone boots, ramps, loading docks and other public areas on the first floor of the building. Rentable area for divided floors shall include a proportionate share of public corridors, public toilets, air conditioning rooms, fan rooms, air ducts, janitor's closets, electrical closets, telephone equipment closets and their enclosing walls. Notwithstanding the foregoing, one-half of the total floor area (as measured by the inside surfaces of perimeter walls) of any exterior balconies attached to a building shall be considered to be rentable area.

       Prior to the Commencement Date, and from time to time thereafter, at Landlord's option, Landlord's architect shall determine and certify in writing to Tenant and Landlord the actual rentable area of the Building and other buildings in the Project, which determination and certification shall be binding upon Tenant.

       (b) Prior to the start of each calendar year of the lease term following the calendar year during which this Lease is executed, Landlord shall furnish to Tenant a written estimate of the Operating Expenses and Tenant's proportionate share of the Increased Operating Costs for the next calendar year or portion thereof. In addition to tenant's basic annual rent payments, Tenant shall pay to Landlord the amount by which its proportionate share of Operation Expenses exceeds Tenant's proportionate share of the Operating Expenses incurred during the Base Year identified in Item 6 of the Basic Lease Provisions in equal monthly installments, in advance, together with the monthly installments of basic annual rent.

       Within one hundred twenty (120) days after the end of each calendar year, including the calendar year during which the lease term commences, Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses incurred by Landlord during the previous year and Tenant's proportionate share thereof. The parties shall adjust Tenant's estimated payment, if any, to Tenant's actual proportionate share as shown by such annual statement. Any amount due Tenant shall be credited against installments next coming due under this Section 3.3, and any deficiency shall be paid by Tenant in the next such installment. Tenant agrees to accept as final and determinative the amounts shown in such statement and hereby waives all claims arising from such statement, except those for which a claim is made by Tenant within six (6) months after Landlord has furnished such statement to Tenant. Should there be any dispute with respect to either the Landlord's written estimate of Tenant's share of Operating Expenses or the year end statement showing actual Operating Expenses, Tenant shall nevertheless pay its proportionate share of such expenses but may contest the accuracy thereof in accordance with the terms set forth above, and any failure to so pay shall constitute a default by Tenant under this Lease.

       (c) Even though the Lease term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Increased Operating Costs for the year in which the Lease terminates, Tenant shall immediately pay to Landlord the amount by which such Increased Operating Costs exceeds the estimated payments made by Tenant under (b) above. Any overpayment made toward Tenant's Increased Operating Costs shall be promptly rebated by Landlord to Tenant. Tenant's payment of Increased Operating Costs shall be prorated for any partial calendar year on a per diem basis in any reasonable manner selected by Landlord.

       (d) Landlord may from time to time during any calendar year re-estimate Operating Expenses and/or tenant's proportionate share thereof to reflect changes in circumstances. In such event, Landlord shall notify Tenant of the change and of the effect of such change on the amount of the monthly installments to be paid by Tenant pursuant to (b) above. Commencing on the date specified in such notice from Landlord, the monthly installment payable by Tenant under (b) above shall be adjusted as specified in such notice.

       (e) The term "Operating Expenses" as used herein shall include all costs of operation, maintenance, management and repair in a manner deemed reasonable and appropriate by Landlord, and shall include the following costs by way of illustration but not limitation; property taxes, including any taxes described in paragraph (f) next below; general or special assessments; costs and expenses in contesting the amount or validity of any property tax by appropriate proceedings; cost of casualty, liability and other insurance and Landlord's personal property used in connection therewith, including rental loss, earthquake and/or other endorsements from time to time deemed appropriate by Landlord; costs of all accounting and professional fees; water and sewer charges; insurance premiums; license, permit, and inspection fees, heat; light; power; steam; trash pick up, janitorial and security services (provided Landlord shall not be required to provide any particular type of security or liable for any failure of security); air conditioning; supplies, materials; equipment; tools; cost of repayment of equipment and all maintenance, service and warranty agreements on equipment, including alarm service, building mechanical equipment, window cleaning and elevator maintenance (provided that Landlord may elect to depreciate the cost of personal property used in the maintenance, operation, and/or repair of the Building on a straight line basis and treat such depreciation as an operating expense, in which event replacement cost shall be reduced by the accumulated depreciation of the item replaced); amortization of capital investments (such costs to be amortized over such reasonable period as Landlord may determine with a return on capital of ten percent (10%) per annum on the unamortized balance or at such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements) required by governmental authority or that produced a reduction in operating costs or which result in energy conservation; labor, wages and salaries, fringe benefits and payroll taxes for administrative and other personnel; a management fee not to exceed current market rates, which may be payable to Landlord; and any expense incurred pursuant to Sections 5.1, 5.2 and 6.2 below. The term "property taxes" as used herein shall include all real estate taxes or personal property taxes and other taxes, charges and assessments used in connection with the operation of the Building and/or the Project and the land upon which they are situated, and any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate of personal property taxes, other than taxes covered by Article VII. The Operating Expense shall be extrapolated, if necessary, to reflect a completed Building with at least ninety percent (90%) occupancy of the rentable area thereof, a full year of operating and a full year of occupancy by Tenant.

       (f) Should the United States of America, the State of California or any political subdivision thereof, or any governmental authority having jurisdiction (by way of substitution for all or any part of the "taxes" otherwise required to be paid in whole or in part by Tenant pursuant to this
Section 3.3 or Section 7.1, or in addition thereto) impose a capital levy or a tax, assessment and/or surcharge of any kind or nature upon, against, in connection with, measured by, or with respect to the rentals or other charges payable to Landlord by Tenant or other tenants in or occupants of the Building and/or the Project or on the income of Landlord derived from the Building and/or the Project or on Building and/or Project revenue, on Landlord's ownership of the Building and/or the Project, or any portion thereof or interest therein, or otherwise, other than on the value of real and personal property comprising the Building and/or the Project, but expressly excluding any general net income, franchise, or inheritance tax levied upon or payable by Landlord, then, in such case, such tax, assessment and/or surcharge shall be deemed to constitute a tax and/or assessment against the Building and/or the Project and shall be included in Operating Expenses.

       (g) Notwithstanding the foregoing, Operating Expenses shall not include expenses for which the Landlord is reimbursed (either by an insurer, condemnor, tenant or otherwise); expenses incurred in leasing or procuring tenants (including, without limitation, lease commissions, advertising expenses, legal expenses, and expenses of renovating space for tenants); legal expenses arising out of disputes with tenants or the enforcement of the provisions of any lease of space in the Building; interest or amortization payments on any mortgage or mortgages; wages, salaries or other compensation paid to any executive employees above the grade of building manager; or the cost of any work or service performed for or facilities furnished to a tenant at the tenant's costs; and charges metered separately to other premises within the Building. To the extent that any of the expenses described in the preceding paragraph are partially excluded from Operating Expenses due to reimbursement or payment of a portion thereof by a tenant of the Building, or by tenants of other floors of the Building, Tenant's proportionate share of the balance of such expense shall be appropriately adjusted by excluding the rentable area leased to such tenant or tenants for purposes of the computation required by Section 3.3.

       (h) In the event that Tenant's obligations for the payment of basic annual rent is abated, in whole or in part, under Article X or Article XI below, Tenant's share of the Increased Operating Costs shall be reduced in proportion to the reduction in basic annual rent during any applicable calendar year and Landlord may make an appropriate adjustment to the estimated payment required by (b) above for the period of any such rent abatement.

                              ARTICLE IV. USES

     SECTION 4.1 USE. Tenant shall use and occupy the Premises for general office purposes only and for no other use or purpose without the prior written consent of Landlord, which consent Landlord may withhold in it sole and absolute discretion. Landlord agrees that Tenant may ship, receive and store software and related items as an incident to its use of the Premises for general office purposes upon compliance with applicable zoning and other governmental requirements. Tenant acknowledges that pursuant to that certain Lease by and between Landlord and Entertainment Industry Development Corporation ("EIDC") dated April 26, 1996, Landlord has granted EIDC the exclusive right within the Building to procuring for others, permits necessary for motion picture and television filming within Los Angeles, Orange, Ventura, San Bernardino and Riverside Counties. Tenant shall not use or occupy the Premises in violation or in conflict with any "Governmental Requirement" (defined below) but shall, at Tenant's expense, promptly comply with all present and future laws, ordinances, statutes, including without limitation the Americans with Disabilities Act, orders, rules, restrictions, regulations and requirements of all governmental authorities having jurisdiction over the Premises whether or not the same is substantial, foreseen or unforeseen, ordinary or extraordinary, or whether the same shall necessitate Tenant making structural changes or improvements to the Premises or interfere with the use and enjoyment of the Premises (herein collectively, "Governmental Requirements"). Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or of property adjacent to the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance or commit any waste in, on or about the Premises or the Projet. Without limiting the generality of the foregoing, Tenant shall not (i) obstruct or store anything in the common areas (including service or exit corridors), (ii) place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry, or (iii) permit any objectionable sound or odors to carry outside the Premises. In particular, Tenant agrees that business machines and mechanical equipment used by Tenant which cause vibration or noise that may be transmitted to any other portion of the Building, to such a degree as to be reasonably objectionable to Landlord or to any occupant, shall be placed and maintained by Tenant at its expense in setting of cork, rubber or spring-type vibration isolators sufficient to eliminate such vibrations or noise. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any insurance policy(ies) covering the Building, the Premises, the Project and/or property located therein and shall comply with all applicable insurance underwriters rules, orders regulations and requirements of the Pacific Fire Rating Bureau or other applicable organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy(ies) by reason of Tenant's failure to comply with the provisions of this Section, but such reimbursement shall not be construed as curing Tenant's default for failing to comply with the provisions of this Section. Tenant shall not, under any circumstances, allow alcoholic beverages to be served or consumed within any portion of the Premises.

     SECTION 4.2 PROHIBITION AGAINST SOLICITATION AND OTHER ACTIVITIES WITHOUT THE PERMISSION OF LANDLORD. Tenant hereby delegates to Landlord full power, authority and control to regulate, in accordance with the rules and regulations attached hereto as Exhibit "C" and/or from time to time adopted pursuant to Article XVI and/or to prohibit the entrance to the Premises, the Building and/or the Projet of all vendors, suppliers, surveyors, petitioners and others deemed objectionable by Landlord. In the event said persons are guests or invitees of Tenant, Tenant shall notify Landlord of this fact. No such person shall be permitted to enter upon the Project, the Building and/or Premises unless and until such person shall have executed Landlord's standard entry permit and Landlord shall have determined, in its sole and absolute discretion and judgment, that such person's activities will not disturb other tenants, their customers or invitees or distract from the use of the Building and/or the Premises for their intended purposes. Tenant agrees that Landlord may prohibit and exclude, in whole or in part, vendors of sandwiches and other food items from the Building, as Landlord may elect, in Landlord's sole and absolute discretion.

     SECTION 4.3 EXCLUSIVE CONTROL OVER COMMON AREA. It is expressly agreed and understood that control over all uses of the "Common Facilities" (defined in Section 5.2 below) shall reside with and be solely exercisable by Landlord in its sole and absolute discretion. Said areas shall not be available for use by Tenant, except as herein expressly provided, nor by vendors, surveyors, petitioners and others without the express written consent of Landlord, which Landlord may withhold in its sole and absolute discretion.

     SECTION 4.4 SIGNS. Tenant may not affix a sign to the exterior surface of the suite front or any other part of the exterior or interior surface of the Building. Except with the prior written approval of Landlord, which approval may be withheld in Landlord's sole but reasonable discretion, Tenant shall not place or allow to be placed, erected or maintained any sign, decal, placard, name, insignia, trade name, decoration, flashing, moving or hanging lights, lettering, or any other descriptive words or advertising matter of any kind or description (herein collectively, "sign" or "signs") on any exterior door, wall, window, surface or roof of the Premises or of the Building or on the glass of any window or door of the Building, or in any deck or balcony area included within the Premises or on any sidewalk or other location outside the Building, or within any entrance to the Premises. If Tenant places or causes to be placed or maintained any of the foregoing without Landlord's prior approval, the same may be removed by Landlord at Tenant's expense without notice and without such removal constituting a breach of this Lease or entitling Tenant to claim damages on account thereof. If Tenant places or causes to be placed or maintained any of the foregoing with Landlord's prior approval, Tenant shall maintain the same in good condition and repair at Tenant's sole cost and expense.

                             ARTICLE V. SERVICES

     SECTION 5.1 UTILITIES AND SERVICES. Subject to the provisions set forth below, Landlord shall furnish to the Premises between the hours of 7:30 a.m. and 6:00 p.m. Monday through Friday, and between the hours of 9:00 a.m. and 1:00 p.m. Saturday, except those legal holidays designated by Landlord, such amounts of air conditioning, heating and ventilation as Landlord furnishes for normal office purposes in other portions of the Building taking into consideration at any given time the availability of energy resources and prudent energy conservation practices. During other hours Landlord will provide such air conditioning, heating and ventilation upon not less than 48 hours' advance written notice from Tenant to Landlord, and Tenant, upon presentation of a bill therefor, shall pay Landlord for such service on an hourly basis at the rate of Twenty-Five Dollars ($25.00) per hour. If such service is not a continuation of that furnished during regular business hours, Tenant shall pay for a minimum of two (2) hours of such service. Subject to provisions set forth below, Landlord shall at times furnish the Premises with elevator service, reasonable amounts of electric current for normal lighting by Building Standard overhead fluorescent and incandescent fixtures and for fractional horsepower office machines and water for lavatory and drinking purposes. Landlord shall provide janitor service five
(5) days per week and window washing as reasonably required; provided, however, that Tenant shall pay for any unusual janitorial services required by reason of any non-Building Standard improvements in the Premises, including without limitation wall coverings and floor coverings, installed by or for Tenant under the Work Letter or otherwise. Such janitorial service shall include the replacement of fluorescent fixtures as required. Tenant shall pay for replacement of all other bulbs as required.

     Tenant will not without the prior written consent of Landlord use any apparatus or device in the Premises, including without limitation electronic data processing machines, punch card machines and machines using current in excess of 110 volts which will in any way increase the amount of electricity, or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purposes of using electric current or water.

     Landlord may impose a reasonable charge plus any surcharges charged for excess use for any utilities or services, including, without limitation, electric current, required to be provided by Landlord by reason of any substantial recurrent use of the Premises at any time other than generally recognized business hours of generally recognized business days. If Tenant shall require electric current in excess of that which Landlord is obligated to furnish under this Section 5.1, Tenant shall first obtain the consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electric current meter to be installed in the Premises to measure the amount of electric current consumed for any such other use. The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant shall reimburse Landlord promptly upon demand by Landlord for all such electric current consumed for any such other use as shown by said meter, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the electric current so consumed.

     If any lights, machines or equipment (including without limitation electronic data processing machines) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the Building Standard lights and usual fractional horsepower office equipment, Landlord shall have the right (but shall not be obligated) to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including without limitation, modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord.

     Landlord shall furnish water for drinking, cleaning and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking, cleaning and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof, and for consumption throughout the duration of Tenant's occupancy. Tenant shall keep said meter and installed equipment in good working order and repair at Tenant's own cost and expenses, in default of which Landlord may cause such meter to be replaced, repaired and collect the cost thereof from Tenant.

     In the event that any such utility service to the Premises is separately metered or billed to Tenant, Tenant shall pay all charges for such utility service to the Premises. If any such charges are not paid when due, Landlord may pay the same, and any amount so paid by Landlord shall thereupon become due to Landlord from Tenant as additional rent. If Landlord shall elect to furnish any utility services to the Premises, Tenant shall purchase its requirements thereof from Landlord so long as the rates charged therefor by Landlord do not exceed those which Tenant would be required to pay if such services were furnished it directly by a public utility.

     Landlord shall not be liable for any failure to furnish any of the services or utilities described in this Section 5.1 when such failure is caused by accidents, breakage, repairs, strikes, lockouts, other labor troubles or disputes, governmental water, energy or other conservation programs or any other governmental requirements, action or inaction, moratorium or other cause beyond Landlord's reasonable control. Landlord may take into consideration the availability of energy resources and prudent energy conservation practices, including participation in any energy conservation association or other arrangements for voluntary cut-back, load shedding and the like. No failure to furnish any of such service or utilities shall entitle Tenant to any damages, relieve Tenant of the obligation to pay the full rent reserved herein or constitute or be construed as a constructive or other eviction of Tenant. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the air conditioning, heating, elevator, plumbing and electrical systems. Landlord shall at all reasonable times have free access to all mechanical installations of Landlord, including, but not limited to, the air conditioning equipment and vents, fans, ventilating and machine rooms and electrical closets. If there is any failure, stoppage or interruption in said utilities and/or services, Landlord shall use reasonable diligence to correct the same, repairs and/or corrections that are the responsibility of a public or private utility company, excepted.

     SECTION 5.2 OPERATION AND MAINTENANCE OF COMMON FACILITIES. Landlord shall operate and maintain during the term of this Lease all common facilities within the Building and the Project. The term "Common Facilities" shall mean all areas within the Project which are not held or designated by Landlord to be held, for exclusive use by persons entitled to occupy space in the Project. The Common Facilities shall include, without limiting the generality of the foregoing, the adjoining parking structure, driveways, truckways, delivery passages, loading docks, sidewalks, ramps, landscaped and planted areas, exterior stairways and balconies, hallways and interior stairwells not located within the premises of any tenant, common entrances and lobbies, mezzanines, elevators, bus stops, retaining walls, restrooms not located within the premises of any tenant, lighting fixtures, Building and/or Project identification signs, irrigation systems and controllers, drains and sewers.

     SECTION 5.3 USE OF COMMON FACILITIES. The use and occupancy by Tenant of the Premises shall include the use of the Common Facilities in common with Landlord and with all others for whose convenience and use the Common Facilities have been or may hereafter be provided by Landlord, subject, however, to rules and regulations for the use thereof as prescribed from time to time by Landlord pursuant to Article XVI below. Landlord shall operate, manage, equip, light, repair, clean and maintain the Common Facilities in such manner as Landlord may in its sole discretion determine to be appropriate. Landlord shall at all times during the term of this Lease have the sole and exclusive control of all Common Facilities, and may at any time and from time to time during the term hereof restrain any use or occupancy thereof, except as authorized by such rules and regulations, as may be changed from time to time. Tenant shall keep said Common Facilities free and clear of any obstructions related to Tenant's operations. If, in the opinion of Landlord, unauthorized persons are using any of said Common Facilities by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. Nothing herein shall affect the right of Landlord at any time to remove any such unauthorized persons or obstructions. Landlord may temporarily close any Common Facility for repairs or alterations as provided in Section 6.2 below, to prevent a dedication thereof or the accrual of prescriptive rights therein, or for any other reason deemed sufficient by Landlord.

     SECTION 5.4     PARKING

     (a) Tenant shall be entitled to the non-exclusive use in common with Landlord and others designated by Landlord of the adjoining parking structure located in the Project; subject, however, to payment of such monthly rates and other charges as may be established or allowed by Landlord, or by the operator of such parking structure, at any time or from time to time during the term of this Lease. The number of parking spaces to which Tenant is entitled, and the amount of the initial rent payable for each parking space ("Parking Rent") are described in Paragraphs 13 and 14, respectively of the Basic Lease Provisions. Parking Rent shall be payable monthly, in advance, on the first day of each month at the address specified by Landlord from time to time. Notwithstanding anything to the contrary stated above, the Parking Rent shall be fixed at the rates described in Paragraph 14 of the Basic Lease Provisions throughout the Lease term. Tenant agrees to comply with and to cause its employees and invitees to comply with such reasonable rules and regulations with respect thereto as Landlord may from time to time establish. Such rules and regulations may include, but shall not be limited to the restriction of designated areas for drive-through banking or other drive-through facilities, or specific parking areas and/or areas for parking by Tenant, other occupants of the building, or other third parties and their respective employees and invitees. Landlord shall not be liable to Tenant by the reason of the failure of any other occupant of the building and/or other user of the parking facilities to comply with such rules and regulations.

     (b) Tenant agrees to park and to cause its employees, subtenants and the employees of its subtenants to park with parking spaces or areas within the parking structure from time to time designated by Landlord for such purpose. Tenant agrees to rent or to cause its officers, partners and/or employees to rent a parking space for each such car within the parking structure at the rates from time to time established by the operator of such parking structure for monthly parking. If Tenant or its officers, directors and/or employees fail to park their cars in designated parking areas, Landlord may charge Tenant Thirty-Five Dollars ($35.00) per day for each day or partial day per car parking in any areas other than those designated; provided, however, Landlord agrees to give Tenant written notice of the first violation of this provision and Tenant shall have two (2) days thereafter within which to cause the violation to be discontinued; and if not discontinued within said two (2) day period, then the $35.00 per day fine shall commence. After notice of such first violation, no prior notice of any subsequent violation shall be required. All amounts due under the provisions of this Section shall be payable by Tenant within ten (10) days after demand therefor as additional rent hereunder. Tenant hereby authorizes Landlord to tow away from the Project any car or cars belonging to Tenant, Tenant's officers, partners and/or employees and/or to attach violations stickers or notices to such cars. References herein to cars shall be deemed to include trucks, motorcycles and other motor vehicles.

     (c) In the event that any parking surcharge or regulatory fee, however designated, should be imposed upon or levied or assessed against the Project, or any portion thereof, by any governmental agency or authority pursuant to the "Clean Air Act", or any plan implemented pursuant to such Act or any enactment amendatory or in substitution thereof, or pursuant to any other governmental act or decree, Landlord may recover such fees as Operating Expenses. The foregoing parking provisions are subject to any governmental regulations which limit parking or otherwise seek to encourage the use of carpools, public transit or other alternative transportation forms.

     SECTION 5.5 SECURITY CARDS. During non-regular business hours, entry to the Building and the parking structure is presently provided by a 24 hour security guard. Landlord may hereafter elect its agents and employees for purposes of providing entry to the Building and/or parking structure and/or to services within the Building (including without limitation elevator service and HVAC systems) during non-regular business hours. In the event a security card(s) issued to Tenant is lost or stolen, Tenant shall immediately report such loss to Landlord. Tenant shall be solely responsible and accountable to Landlord for each security card issued to Tenant and shall pay to Landlord a security deposit for each security card issued to Tenant, in an amount not to exceed $25.00 per card. Tenant shall pay for all charges, fees or expenses for services provided by reason of the use of any security card issued to Tenant, until the earlier of: (i) return of the security card to the Landlord; or
(b) twenty-four (24) hours after Tenant's written report to Landlord of the loss of such card. Tenant shall further pay for and defend, indemnify and hold Landlord harmless from and against any claim, liability, damage, loss, cost or expense (including reasonable attorneys' fees) resulting by reason of the actions of any person(s) who gains entry to the Building during non-regular business hours by use of security card issued to Tenant which has not been reported as lost or stolen.

     The number of security cards provided by Landlord to Tenant shall be determined by Landlord on a reasonable basis. Any additional or replacement security cards shall be provided to Tenant at Tenant's expense.

                    ARTICLE VI. MAINTENANCE OF THE PREMISES

     SECTION 6.1 TENANT'S MAINTENANCE AND REPAIR. Tenant at its sole cost and expense shall make all repairs necessary to keep the Premises, any components of the HVAC system for the Premises which are located within the Premises and any utility facilities exclusively servicing the Premises and located within the Premises in good order and repair and in a safe, clean, sanitary, orderly and attractive condition. All repairs shall be at least equal in quality to the original work, shall be made only by a licensed, bonded contractor approved in advance by Landlord and shall be made only at such time or times as shall be approved by Landlord. Landlord may impose reasonable restrictions and requirements with respect to such repairs including, without limitation, those applicable to Tenant's alterations as set forth in Section 6.4.

     SECTION 6.2     LANDLORD'S MAINTENANCE AND REPAIR.

     (a) Landlord shall keep and maintain in good repair the roof (including the structural integrity thereof), foundations, footings, the exterior surfaces of the exterior walls and the electrical and mechanical systems in the Building, reasonable wear and tear expected, except to the extent such repair is Tenant's responsibility under Section 6.1 above or the responsibility of a public or private utility company and except that Tenant at its expense shall make any such repairs relating to the act or negligence of Tenant, its agents, employees, invitees, licensees or contractors. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant.

     (b) Except as provided in Section 10.1 and Article XI below, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Project or the Building, including the Premises, or in or to the fixtures, appurtenances and equipment therein; provided, however, that in making such repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises.

     SECTION 6.3     ALTERATIONS BY LANDLORD.

     (a) Landlord reserves the right at any time, and from time to time, to make changes in or to the Building and the fixtures and equipment thereof, to make alterations or additions to the parking structure, to construct other buildings (including free standing buildings) and improvements within the Project, to enlarge or reduce the Project and to make alterations therein or additions thereto, or to any part thereof, to build additional stories on any building or structure within the Project and to construct decks. Landlord reserves the right at any time to change the size, configuration, shape, number and extent of the Common Facilities, or any of them, all as Landlord may deem necessary or desirable in its sole discretion. No such change described in this Section 6.3(a) shall entitle Tenant to any abatement of rent or other claim against Landlord; provided, however, such changes or alterations shall not deprive Tenant of reasonable access to or use of the Premises.

     (b) As a material inducement to Landlord's entering into this Lease, Tenant expressly waives and releases any rights it may have whether granted by statute or otherwise, to make repairs at Landlord's expense, including, but not limited to, its rights as contained in Sections 1941, 1941.1 and 1942 of the California Civil Code.

     SECTION 6.4 TENANT'S ALTERATIONS. Tenant shall not make alterations, additions or improvements to the Premises not any repairs, replacements or restorations to the Premises in excess of TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500.00) without the prior written consent of Landlord. Landlord may impose, as a condition to such consent, such requirements as Landlord, in its sole discretion, may deem reasonable or desirable, including, but not limited to, a requirement that all work be covered by a surety bond in favor of Landlord, guaranteeing the completion of such work free and clear of all subcontractors', mechanics' and materialmen's liens (which bond shall be satisfactory to Landlord) and requirements as to the manner, time and contractor or contractors as to or by which such work shall be done. Notwithstanding the foregoing, no improvements may be made that would diminish the value of the Premises and, in addition, no improvements may be made to any mechanical or utility system, the exterior walls or the roof of the Premises, nor may any improvements of a structural nature be made without Landlord's approval, which approval may be withheld in Landlord's sole and absolute discretion. In no event shall Tenant make or cause to be made any penetration through the roof or the floor of the Premises without the prior written approval of Landlord, which approval may be withheld in Landlord's sole and absolute discretion. Any requirements of the Work Letter applicable to any initial construction work performed by or under Tenant shall also be applicable to any such alterations, additions and/or improvements. All alterations made by Tenant shall be in accordance with all Governmental Requirements and to the extent Tenant's alterations trigger alterations or other modifications within the Building or Project, such alterations or other modifications shall be performed by Landlord at the expense of Tenant. Any request for Landlord's consent to such work shall be made in writing and shall contain three (3) sets of architectural plans and specifications (with square footages) describing such work in detail reasonably satisfactory to Landlord. No such plans and specifications or any material change thereto shall be submitted for approval to any federal, state, county or local government or other governmental agency or association prior to Landlord's review and approval of same. Failure of Landlord to respond to such request within thirty (30) days shall be deemed a denial of such request. Plans and specifications and governmental applications shall become the property of Landlord upon the termination or expiration of this Lease and shall be turned over to Landlord by Tenant upon Landlord's request therefor. Unless Landlord otherwise agrees in writing, all such alterations, additions or improvements affixed or built into the Premises (but excluding moveable trade fixtures and furniture) shall become the property of Landlord as provided in Section 14.3 below, and shall be surrendered with the Premises, as a part thereof, at the end of the Lease term, except that Landlord may, by written notice to Tenant given at least thirty (30) days prior to the end of the Lease term, require Tenant to remove all or any portion of any alterations, decorations, additions, improvements and the like installed by Tenant, and to repair, or at Landlord's option, to pay all costs relating to any damage to the Premises arising from such removal.

     SECTION 6.5 MECHANIC'S LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred or alleged to have been incurred by, for or under Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien (but in any event before an action is filed to foreclose such lien), cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right (but not the obligation) to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay an equivalent amount, together with interest thereon at the rate provided in
Section 13.3 below, from the date paid by Landlord as additional rent, which additional rent shall be payable by Tenant on Landlord's demand. Tenant shall give Landlord no less that twenty (20) days' prior notice in writing before commencing the construction of any building, structure or other improvement on the Premises or of any substantial repairs, alterations, additions, replacements or restorations in and about the Premises so that Landlord may post and maintain such notices of non-responsibility or other notices on the Premises as Landlord deems necessary for protection from such liens.

     SECTION 6.6 ENTRY AND INSPECTION. Landlord shall at all times have the right to enter the Premises to inspect the same, to post notices of non-responsibility, to alter, improve or repair the Premises or any other portion of the Building, as otherwise permitted hereunder, all without being deemed to have evicted Tenant and without abatement of rent and may for that purpose erect scaffolding and other necessary structures and store materials, supplies and tools where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. If during the last month of the term hereof, Tenant shall have removed substantially all of Tenant's property and personnel from the Premises, Landlord may enter the Premises and repair, alter and redecorate the same, without abatement of rent and without liability to Tenant, and such acts shall have no effect on this Lease.
Tenant hereby waives any claim for damages or abatement of rent for any injury, inconvenience to or interference with Tenant's business, loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby; provided, however, this provision shall not excuse Landlord for its own gross negligence or willful misconduct. As used in this Lease, the term "gross negligence" shall mean the failure to perform a manifest duty in reckless disregard of the consequences as affecting the life or property of another. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises or any portion thereof. During the last one hundred eighty (180) days of the lease term, or when an uncured default on the part of Tenant exists hereunder, Landlord may, at all reasonable times, enter the Premises for the purpose of displaying the Premises to prospective tenants.

                            ARTICLE VII.  TAXES AND
                        ASSESSMENTS ON TENANT'S PROPERTY

     SECTION 7.1     TAXES ON TENANT'S PROPERTY.

     (a) Tenant shall be liable for and shall pay at least forty (40) days before delinquency, all taxes and assessments levied against all fixtures, furnishings, equipment and other personal property of Tenant located in or about the Premises, and when possible, Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of which the Premises form a part. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property and if Landlord pays the same (which Landlord shall have the right to do regardless of the validity of such levy), or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord pays the taxes based upon such increased assessment. Tenant shall pay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment.

     (b) If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standards in other space in the Buildings are assessed, then the real property taxes and assessments levied against Landlord or Landlord's property by reason of such excess assessed valuation may, at Landlord's option, be deemed to be taxes levied against personal property of Tenant and shall, under such circumstances, be governed by the Provisions of Section 7.1(a) above.

     (c) Upon request, Tenant agrees to provide receipts, cancelled checks or other documents reasonably requested by Landlord to confirm Tenant's payment of any taxes and/or assessments payable by Tenant directly to the taxing authority under this Lease.

                  ARTICLE VIII.  ASSIGNMENT AND SUBLETTING

     SECTION 8.1     PROHIBITION AND CONSENT.

     (a) Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent, which consent will not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. For purposes hereof, in the event Tenant is a partnership, a withdrawal or change of partners owning more that a fifty percent (50%) interest in the partnership, or if Tenant is a corporation, any transfer of fifty percent (50%) of its stock, shall constitute a voluntary assignment and shall be subject to these provisions. No consent to any assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this paragraph.

     (b) Tenant shall notify Landlord in writing of Tenant's intent to assign, encumber, or sublease this Lease, the name of the proposed assignee or sublessee, information concerning the financial responsibility of the proposed assignee or sublessee and the terms of the proposed assignment or subletting, and Landlord shall, within thirty (30) days of receipt of such written notice, and additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, notify Tenant, in writing, of whether Landlord consents to such proposed assignment, encumbrance or sublease. As a condition to granting its consent to any assignment, encumbrance or sublease, Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. Landlord shall not be acting unreasonably in refusing to consent to any proposed assignment or sublet if at the date such consent is sought Tenant is in default hereunder.

     (c) Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease. Occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting. In the event that Landlord shall consent to an assignment or sublease under the provisions of this
Section 8.1(b). Tenant shall pay Landlord's processing costs and attorneys' fees incurred in giving such consent. If for any proposed assignment or sublease, Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure hat all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

     (d) Regardless of landlord's consent, the following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be included in all subleases:

          (i) Tenant hereby irrevocably authorizes and directs any sublessee of all or any portion of the Premises to pay to Landlord the rents due and to become due under the sublease upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease. Tenant agrees that such sublessee shall have the right to rely upon any such statement and request from Landlord, and that such sublessee shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against such sublessee or Landlord for any such rents so paid by said sublessee to Landlord.

          (ii) No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering into any sublease, Tenant shall use only such form of sublease as is satisfactory to Landlord, and once approved by Landlord, such sublease shall not be changed or modified without Landlord's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed for the benefit of Landlord to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing.

          (iii) In the event Tenant shall default in the performance of its obligations under this Lease, Landlord, at its option, and without any obligation to do so, may require any sublessee to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to Tenant or for any other prior defaults of Tenant under such sublease.

          (iv) Each and every consent required of Tenant under a sublease shall also require the consent of Landlord.

          (v) No sublessee shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

          (vi) Landlord's written consent to any subletting of the Premises by Tenant shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Tenant nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Landlord at the time.

     (e) If Tenant's obligations under this Lease have been guaranteed by third parties, then any sublease or assignment, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease or assignment and the terms thereof. In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee or assignee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

     SECTION 8.2 TRANSFER FEE. If Landlord consents to an assignment, sublease or any other transfer by Tenant of all or a portion of Tenant's interest under this Lease, Tenant shall pay, or cause to be paid, in each case a transfer fee of FIVE HUNDRED DOLLARS ($500.00) in connection with the processing, documentation and other administrative costs thereof, along with Landlord's reasonable attorneys' fees incurred in connection therewith.


                         ARTICLE IX. INSURANCE AND INDEMNITY

     SECTION 9.1  TENANT'S INSURANCE.

       (a) Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant, Landlord and such other parties as Landlord may from time to time designate, as their interests may appear, policies of insurance issued by a carrier rated as B+VIII, or better, in the latest edition of Best's Insurance Guide (or a comparable rating in a comparable guide selected by Landlord, if Best's Insurance Guide is no longer published) which afford the following coverages:

            (i)    Workers' Compensation -- Statutory
                   (including broad form all states)

            (ii)   Comprehensive General
                   Liability Insurance, --        Not less than
                   including Blanket              amount stated
                   Contractual Liability,         in Item 12 of
                   Broad Form Property            Basic Lease
                   Damage, Personal               Provisions.
                   Injury, Completed
                   Operations, Products
                   Liability, Fire
                   Legal Liability

            (iii) So-called "All Risk-Insurance" including without limitation Fire and Extended Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage Insurance, in an amount sufficient to cover the full cost of replacement of all improvements and betterments to the Premises made by or on behalf of Tenant (except to the extent installed by Landlord, at Landlord's expense, pursuant to the Work Letter) and all of Tenant's fixtures and other personal property.

     (b) Tenant shall deliver to Landlord and to such other named insureds designated by Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least twenty (20) days prior to expiration of such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. Such certificates, with the exception of Worker's Compensation, shall name Landlord and such other parties as Landlord may designate as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by Tenant of any policy provision for which such certificates evidence coverage. Further, all certificates shall expressly provide that 1) no less than thirty (30) days prior written notice shall be given Landlord and such other named insureds in the event of material alteration to or cancellation of the coverages evidenced by such certificates and 2) such coverage evidenced by the certificate is primary and that any coverage carried by Landlord and such other named insureds shall be excess and non-contributory with respect to any policies carried by Tenant.

     (c) Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance in such limits, as Landlord may require and such other hazard insurance as the nature and condition of the Premises may require in the sole judgment of Landlord, to afford Landlord and additional insureds designated by Landlord adequate protection for said risks.

     (d) Landlord makes no representation that the limits of liability specified to be carried by Tenant under this Article IX, are adequate to protect Tenant against Tenant's undertaking under this Lease, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide at its own expense, such additional insurance as Tenant deems adequate.

     (e) Landlord and Tenant hereby release the other from any and all liability from or to the other party of every kind and nature which may result form the perils of fire, lightning or extended coverage perils which cause damage on or to the Premises, the Building and/or property within the Building owned by it, such waiver to include situations where the negligence of one of the parties hereto or his agent, servant or representative causes or contributes to the occurrence or the result of damage.

     (f) Insurance carried by Tenant against loss or damage by fire or other casualty shall contain a clause whereby the insurer waives its right of subrogation against Landlord. Tenant shall also obtain and furnish evidence to Landlord of the waiver by Tenant's worker's compensation carrier of any right of subrogation against Landlord.

     (g) The policy of insurance required to be maintained by Tenant pursuant to Section 9.1(a)(ii) shall include coverage of Tenant's indemnity in favor of Landlord as provided in Section 9.2 below.

     SECTION 9.2 TENANT'S INDEMNITY. Tenant shall defend, indemnify and hold harmless Landlord, its agents, attorneys-in-fact and any and all affiliates of Landlord, including, without limitation, any corporation or other entities controlling, controlled by or under common control with Landlord, from and against any and all claims or liabilities arising from Tenant's use or occupancy of the Premises, and shall further defend, indemnify and hold harmless Landlord, its agents and affiliates against and from any and all claims or liabilities arising from any breach or default in the performance of any obligations on Tenant's part to be performed hereunder, or arising from any act or negligence of Tenant, or of its agents, employees, invitees or licensees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claims or liabilities or any actions or proceedings brought thereon. Notwithstanding the foregoing, Tenant shall not be liable for damage or injury occasioned by the gross negligence or willful misconduct of Landlord or its designated agents, servants or employees, unless covered by insurance Tenant is required to provide. This obligation to indemnify shall include Tenant's payment of reasonable attorneys' fees and investigation costs and all other reasonable costs, expenses and liabilities incurred or suffered by Landlord from Landlord's receipt of the first notice that any claim or demand is to be made or may be made. Landlord may, at is options, require Tenant to assume Landlord's defense in any action covered by this Section 9.2 through counsel satisfactory to Landlord. As used in this Lease, the term "gross negligence" shall mean the failure to perform a manifest duty in reckless disregard of the consequences as affecting the life or property of another.

     SECTION 9.3 LANDLORD'S INDEMNITY. Landlord shall defend, indemnify and hold harmless Tenant, its agents, employees and any and all affiliates of Tenant, including, without limitation, any corporation or other entities controlling, controlled by or under common control with Tenant, from and against any and all claims or liabilities arising from Landlord's negligence in Landlord's use, operation and/or maintenance of the Building, the Project or the Common Areas, and shall further defend, indemnify and hold harmless Tenant, its agents and affiliates against and from any and all claims or liabilities arising from any breach or default in the performance of any obligation on Landlord's part to be performed under this Lease and from and against all costs, attorneys' fees, expenses and liabilities incurred in connection with any such claims or liabilities or any actions or proceedings brought thereon.


                         ARTICLE X. DAMAGE OR DESTRUCTION

     SECTION 10.1 RESTORATION.

       (a) In the event the Building is damaged by fire or other perils covered by extended coverage insurance to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration is such as to require a period longer than ninety (90) days or exceeds twenty-five percent (25%) of the full insurable value thereof or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord may either elect to so repair, reconstruct or restore and this Lease shall continue in full force and effect, or Landlord may elect not to repair, reconstruct or restore and the Lease shall in such event terminate. Under any of said conditions, Landlord shall give written notice to Tenant of its intention within ninety (90) days of the occurrence of such damage. In the event Landlord elects not to restore the Building, this Lease shall terminate on the date thirty (30) days following the date Tenant receives Landlord's written notice indicating Landlord's election to terminate.

          (b) In the event the Premises or the Building is damaged or destroyed to the extent of more than ten percent (10%) of its replacement cost by a casualty not covered by a standard fire and extended coverage policy of fire insurance, Landlord may elect to terminate this Lease on the date thirty (30) days following Tenant's receipt of Landlord's written notice of Landlord's election to terminate this Lease. If such damage or destruction is not to such extent, or if Landlord does not elect to terminate this Lease following such damage, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect.

          (c) In the event of any casualty damage, the rental provided to be paid under this Lease shall be abated proportionately in the ratio which the Premises are rendered unusable from the date of destruction through the period of such repair, reconstruction or restoration unless (i) the Premises were unusable for a period of three (3) business days or less, or (ii) the damage is due to the fault or neglect of Tenant, its agents or employees. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this
Section 10.1.

          (d) If the then existing laws do not permit the restoration described in this Section 10.1, Landlord may terminate this Lease by giving written notice to Tenant, in which event this Lease shall terminate thirty
(30) days following Tenant's receipt of such notice.

          (e) Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises or any portion of the Building when the damage occurs during the last twenty-four (24) months of the term of this Lease or any extension thereof.

          (f) No damages, compensation or claim shall be payable by Landlord by reason of any injury to or interference with Tenant's business or property arising from any damage or destruction or the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein.

          (g) Landlord's obligation to repair, reconstruct or restore Tenant's leasehold improvements in the Premises shall be limited to those leasehold improvements originally installed at Landlord's expense; the repair and restoration of any other leasehold improvements shall be promptly performed by Tenant, at Tenant's sole cost and expense, subject to the requirements of Section 6.4 applicable to Tenant's alterations to the Premises.

     SECTION 10.2 LANDLORD'S NON-LIABILITY. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises, the Building or the Project from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct by Landlord, its agents or employees. Specifically, Landlord or its agents or employees shall not be liable for any damage to property entrusted to Landlord's employees in the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property by loss or interruption of business or loss of income resulting from the following causes, except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, servants or employees; fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak or flow from or into any part of the Premises or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances or plumbing or air-conditioning or electrical works therein, whether such damage or injury results from conditions arising in the Premises or in other portions of the Building, or from other sources. Neither Landlord nor its agents shall be liable for interference with the light or other incorporeal hereditaments, nor shall Landlord be liable for damages from any latent defect in the Premises, the Building or the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building and of defects therein or in the fixtures or equipment.

     Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture or furnishings, fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

     SECTION 10.3 TENANT'S WAIVER. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Section 1932(2) and 1933(4) of the California Civil Code and all comparable statutes or rules of law now or hereafter in effect.

                          ARTICLE XI. EMINENT DOMAIN

     If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain or if so much of the Building or of the Common Facilities is/are taken under power of eminent domain as, in Landlord's reasonable judgment, prevents or substantially impairs the use of the Building for the uses and purposes then being made or proposed to be made by Landlord of the Building, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in any taking or condemnation affecting the Premises or any portion of the Project, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for relocation expenses.

     In the event of a partial taking of any portion of the Premises which does not result in a termination of this Lease, the basic annual rent shall be reduced in proportion to the part of the Premises taken, taking into account any restoration and repair by Landlord.

     No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent hereunder. Any award made by reason of any such temporary taking shall belong entirely to Landlord and shall be applied by Landlord against the rent and the other obligations of Tenant hereunder when such rent and other obligations first accrue.

     Except as provided above, any award or damages payable in connection with a taking of the Building and/or the Project, or any portion thereof, under the power of eminent domain shall belong entirely to Landlord and Tenant shall have no right or interest therein.


                ARTICLE XII. SUBORDINATION; ESTOPPEL CERTIFICATE

     SECTION 12.1 SUBORDINATION. On request of Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage or first deed of trust now or hereafter in force against the Premises and to all advances made or hereafter to be made upon the security thereof, in the form required by the holder of such mortgage or deed of trust. In the event any proceedings are brought for foreclosure, or in the event of the exercise of any power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

     SECTION 12.2 ESTOPPEL CERTIFICATE. Tenant shall, at any time and from time to time, within ten (10) days' after notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which basic annual rental, additional rent and other charges have been paid in advance, if any,
(ii) acknowledging that, to Tenant's knowledge, there are no uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, (iii) certifying that Tenant has no existing offsets and no right of offset against Landlord, and (iv) certifying that Tenant has accepted possession of the Premises. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Premises, Building and/or Project.


                      ARTICLE XIII. DEFAULTS AND REMEDIES

     SECTION 13.1 TENANT'S DEFAULTS. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

          (a)  The abandonment or vacation of the Premises by Tenant.

          (b) The failure by Tenant to make any payment of basic annual rent or additional rent required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 ET SEQ. For purposes of these default and remedies provisions, the term "additional rent" shall be deemed to include all amounts of any type whatsoever other than basic annual rent to be paid by Tenant pursuant to the terms of this Lease.

          (c) Use of the Premises for any purpose other than as authorized in this Lease.

          (d) Assignment or sublease of this Lease or of any interest therein by Tenant, either voluntarily or by operation of law (including transfer by testacy or intestacy), whether by judgment, execution, or other means, without the prior written consent of Landlord.

          (e) The failure or inability by Tenant as may be determined by Landlord to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than those specified in (a) through (d) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 ET SEQ.

          (f) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) a case is commenced by or against Tenant under Chapters 7, 11 or 13 of the Bankruptcy Code, Title 11 of the United States Code as now in force or hereafter amended and if so commenced against Tenant, the same is not dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days; or (v) Tenant's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts.

          SECTION 13.2  LANDLORD'S REMEDIES.

          (a) In the event of any default by Tenant, then, in addition to any other remedies available to Landlord at law or in equity, Landlord may exercise the following remedies:

               (i) Landlord may terminate this Lease and all rights of Tenant hereunder by giving written notice of such termination to Tenant. In the event that Landlord shall so elect to terminate the Lease, then Landlord may recover from Tenant:

               The worth at the time of award of the unpaid rent, charges, and additional rent which had been earned as of the date of the termination hereof;

               The worth at the time of award of the amount by which the unpaid rent and additional rent which would have been earned after the date of the termination hereof until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

               The worth at the time of award of the amount by which the unpaid rent, charges, and additional rent for the balance of the term hereof after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

               Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including brokerage commissions, necessary repair, renovation and alteration of the Premises, reasonable attorneys' fees, expert witness costs, and any other reasonable costs; and

               Any other amount which Landlord may by law hereafter be permitted to recover from Tenant to compensate Landlord for the detriment caused by Tenant's default. As used in subparagraphs (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the maximum rate permitted by law.

As used in subparagraph (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%), but not in excess of ten percent (10%) per annum.

               (ii)  Pursue the remedy described in California Civil Code
Section 1951.4 and continue this Lease in effect without terminating Tenant's right to possession even though Tenant has breached this Lease and abandoned the Premises and to enforce all of Landlord's rights and remedies under this Lease, at law or in equity, including the right to recover the rent as it becomes due under this Lease; provided, however, that Landlord may at any time thereafter elect to terminate this Lease for such previous breach by notifying Tenant in writing that Tenant's right to possession of the Premises has been terminated.

               (iii) Nothing in this Article XIII shall be deemed to affect Tenant's indemnity of Landlord, for liability or liabilities based upon occurrences prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease. Such covenants of indemnification shall survive the termination of this Lease.

               (iv) In the event of default by reason of any of the events stated in subparagraph (f) of Section 13.1 above, this Lease or any interest in and to the Premises shall not become an asset in any of such proceedings and, in any such event and in addition to any and all rights or remedies of the Landlord hereunder or by law provided, it shall be lawful for the Landlord to declare the term hereof ended and to re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant and its creditors (other than Landlord) shall have no further claim thereon or hereunder.

          (b) Landlord shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any default by Tenant hereunder. In any action for unlawful detainer commenced by Landlord against Tenant by reason of any default hereunder, the reasonable rental value of the Premises for the period of the unlawful detainer shall be deemed to be the amount of the basic annual rent and additional rent reserved in this Lease for such period, unless Landlord or Tenant shall prove to the contrary by competent evidence. The various rights, powers and remedies reserved to Landlord herein, and those rights, powers and remedies of Landlord under any other agreement now or hereafter in force between Landlord and Tenant, including those not specifically described herein, shall be cumulative, and, except as otherwise provided by California statutory law in effect at the time, Landlord may pursue any or all of such rights and remedies, at the same time, or otherwise.

      (c) No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of any such right or remedy or of any default by Tenant hereunder. The acceptance by Landlord of rent or any additional rent hereunder shall not be (i) a waiver of any preceding breach or default by Tenant of any provision thereof, other than the failure of Tenant to pay the particular rent or any additional rent accepted, regardless of Landlord's knowledge of such preceding breach or default at the time of acceptance of such rent or additional rent, or (ii) a waiver of Landlord's right to exercise any remedy available to Landlord by virtue of such breach or default. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest due stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided. Tenant hereby waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 or 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default by Tenant hereunder. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any such employee shall not operate a termination of this Lease or a surrender of the Premises.

      SECTION 13.3  INTEREST ON TENANT'S OBLIGATIONS; LATE PAYMENTS.

        (a) Any installment of rent due under this Lease or any other sum not paid to Landlord when due (other than interest) shall bear interest at the maximum rate allowed by law from the date such payment is due until paid, provided, however, that the payment of such interest shall not excuse or cure the default.

        (b) Tenant hereby acknowledges that the late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after the date due, then Tenant shall pay to Landlord, in addition to the interest provided above, a late charge in the amount of five percent (5%) of the delinquent installment of rent. The parties agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

        (c) Following each third consecutive late payment of rent, Landlord shall have the option (i) to require that beginning with the first payment of rent next due, rent shall no longer be paid in monthly installments but shall be payable quarterly three (3) months in advance and/or (ii) to require that Tenant increase the amount, if any, of the security deposit required under
Section 3.2 as listed in Item 9 of the Basic Lease Provisions by one hundred percent (100%), which additional security deposit shall be retained by Landlord, and may be applied by Landlord, in the manner provided in Section 3.2.

         SECTION 13.4 RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, or to provide any insurance or evidence of insurance to be provided by Tenant, and such failure shall continue beyond any applicable grace period set forth in Section 13.1, then in addition to any other remedies provided herein, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as provided in this Lease or to provide such insurance. Any payment or performance of any act or the provision of any such insurance by Landlord on Tenant's behalf shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts. All costs, expenses and other sums incurred or paid by Landlord in connection therewith, together with interest at the maximum rate permitted by law from the date incurred or paid by Landlord shall be deemed to be additional rent hereunder and shall be paid by Tenant with and at the same time as the next monthly installment of basic annual rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of this Lease.

     SECTION 13.5 DEFAULT BY LANDLORD. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it under this Lease unless and until it has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord, and to any mortgagee or beneficiary of a deed of trust with an interest in any encumbrance affecting Landlord's interest in the Premises, specifying in reasonable detail the nature and extent of any such failure; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it commences such performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion. If, after notice to Landlord of default, Landlord fails to cure such default as provided herein, then Tenant shall have the right to cure such default at Landlord's expense. Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of basic annual rent or any other charges due and payable hereunder, and Tenant's remedy shall be limited to damages and/or an injunction. It is expressly understood and agreed to that any money judgment resulting from any default or other claim arising under this Lease shall be satisfied only out of the rents, issues, profits or other income ("Income") actually received from the operation of the Building and no other real, personal or mixed property of Landlord (the term "Landlord" for purposes of this Section only shall mean any and all investors, owners, managers and agents, if any, of Landlord), wherever situated, shall be subject to levy on any such judgment obtained against Landlord and whether or not such Income is sufficient for the payment of such judgment, Tenant will not institute any further action, suit, claim or demand, in law or in equity, against Landlord for or on the account of such deficiency. Tenant hereby waives, to the extent waivable under law, any right to satisfy said money judgment against Landlord except from Income received by Landlord for the operation of the Building.

     SECTION 13.6 EXPENSES AND LEGAL FEES. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the prevailing party shall be entitled to recover its attorney's fees and costs, including without limitation, expert witness fees, photocopying, facsimile and delivery costs, in such suit, and such attorney's fees and costs shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

     SECTION 13.7 REIMBURSEMENT OF CONCESSIONS. Any agreement by Landlord contained in this Lease for free or abated rent, tenant improvement allowances, above-standard tenant improvements or other charges applicable to the Premises, or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, or consideration for Tenant's entering into this Lease (hereinafter collectively "Concessions") shall be deemed conditioned upon Tenant's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed and observed by Tenant during the term hereof. Upon the occurrence of a default or breach of this Lease, as defined in Section 13.1, by Tenant and the filing of an action by Landlord for recovery of amounts owed to Landlord and/or recovery of possession of the Premises, then any such Concessions shall automatically be deemed deleted from this Lease and of no further force or effect and any free rent, abated rent, tenant allowance, above-standard tenant improvement, signing bonus, abated, given or paid by Landlord under such Concessions, shall be immediately due and payable by Tenant to Landlord and recoverable by Landlord as additional rent under this Lease whether or not the action proceeds to judgment, notwithstanding any subsequent cure of said breach by Tenant. The acceptance by Landlord of rent or the cure of a breach which initiated operation of this Section shall not be deemed a waiver by Landlord of the provisions of this
Section 13.7 unless specifically stated in writing by Landlord at the time of such acceptance.

                            ARTICLE XIV.  END OF TERM

     SECTION 14.1 HOLDING OVER. This Lease shall terminate and become null and void without further notice upon the expiration of the term herein specified, and any holding over by Tenant after such expiration shall not constitute a renewal or extension hereof or give Tenant any rights under this Lease, except when in writing signed by both parties hereto or as otherwise herein provided. If Tenant shall hold over for any period after the expiration of the Lease term, Landlord may, at its option, treat Tenant as a tenant at sufferance only commencing on the first (1st) day following the expiration of this Lease and subject to all of the terms and conditions herein contained, except that the basic annual rent, and monthly installments thereof, shall be one hundred fifty percent (150%) of that payable at the date of expiration.

     SECTION 14.2 SURRENDER OF PREMISES; REMOVAL OF PROPERTY. Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order, condition and repair as when received or as hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, and trade fixtures, free-standing cabinet work and other articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it. Tenant shall repair all damage to the Premises resulting from such removal, which repair shall include the patching and filling of holes and repair of structural damage. In the event that Tenant shall fail to comply with the provisions of this Section 14.2, Landlord may make such repairs and the cost thereof shall be additional rent payable by Tenant upon demand. If requested by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in and to the Premises by reason of this Lease or otherwise.

     SECTION 14.3 AFFIXED PROPERTY. All fixtures, equipment, alterations, additions, improvements and/or appurtenances attached to or built into the Premises prior to or during the term hereof, whether by Landlord at its expense or at the expense of Tenant or both, shall be and remain part of the Premises and shall belong to Landlord unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord pursuant to the provisions of Section 6.4 hereof. Such fixtures, equipment, alterations, additions, improvements and/or appurtenances shall include, without limitation, floor coverings, drapes, paneling, molding, built-in cabinets, doors, vaults, (exclusive of vault doors), plumbing, electrical communications and lighting systems, silencing equipment, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.

                             ARTICLE XV. NOTICES

     Any notice, election, demand, consent, approval or other communication to be given or other document to be delivered by either party to the other hereunder may be delivered in person to an officer or duly authorized representative of the other party, or may be deposited in the United States mail, duly registered or certified, postage prepaid, return receipt requested, and addressed to the other party at the address set forth in Item 12 of the Basic Lease Provisions hereof, or if to Tenant, at such address or, from and after the Commencement Date, at the Premises (whether or not Tenant has departed from, abandoned or vacated the Premises). Either party may from time to time, by written notice to the other, served in the manner herein provided, designate a different address. If any notice or other documents is sent by mail as aforesaid, the same shall be deemed served or delivered twenty-four (24) hours after the mailing thereof. If more than one Tenant is named under this Lease, service of any notice upon any one of said Tenants shall be deemed as service upon all of them.

                      ARTICLE XVI. RULES AND REGULATIONS

     The Rules and Regulations attached hereto as Exhibit "C" by this reference are hereby incorporated herein and made a part hereof. Tenant agrees to observe faithfully and comply strictly with such Rules and Regulations, and any reasonable amendments, modifications and/or additions thereto as may hereafter be adopted and published by written notice to tenants by Landlord for the safety, care, security (including restrictions on hours and manner of access to the Building) good order, cleanliness of the Premises, Building and/or the Project, or portions thereof. Landlord shall not be liable to Tenant for any violation of such Rules and Regulations or the breach of any covenant or condition in any lease by any other tenant. One or more waivers by Landlord of any breach of such Rules and Regulations by Tenant or by any other tenant(s) shall not be a waiver of any subsequent breach of that rule or any other. In the case of any conflict between such Rules and Regulations and this Lease, this Lease shall control.

                      ARTICLE XVII.  BROKER'S COMMISSION

     The parties recognize as the broker(s) who procured this Lease the firm(s), if any, stated in Item 10 of the Basic Lease Provisions, and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said broker(s), and that Tenant shall have no responsibility therefor unless otherwise provided in this Lease. Tenant warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and agrees to indemnify, defend and hold Landlord harmless from any cost, expense or liability (including reasonable attorneys' fees in connection therewith) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by Tenant in connection with the negotiation of this Lease. The foregoing agreement shall survive the termination of this Lease.

              ARTICLE XVIII.  TRANSFER OF LANDLORD'S INTEREST

     In the event of any transfer or transfers of Landlord's interest in the Premises, including a so-called sale-leaseback, the transferor shall be automatically relieved of any and all obligations on the part of Landlord accruing under this Lease from and after the date of such transfer. It is intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding on Landlord, its successors and assigns, only during and in respect of their respective periods of ownership.

                        ARTICLE XIX.  INTERPRETATION

     SECTION 19.1 GENDER AND NUMBER. Whenever the context of this Lease requires, the words "Landlord" and Tenant", as used herein, shall include the plural as well as the singular and words used in neuter, masculine or feminine genders shall include the others.

     SECTION 19.2 HEADINGS. The captions, headings, title, numbering and indexing of the Articles and Sections of this Lease are for convenience only, are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                     ARTICLE XX. EXECUTION AND RECORDING

     SECTION 20.1 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with said corporation's by-laws or a duly adopted resolution of its board of directors, and that this Lease is binding upon said corporation in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of its board of directors' resolution authorizing or ratifying such execution.

     SECTION 20.2 RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

     SECTION 20.3 AMENDMENTS. No amendment, addition, revocation or ratification of this Lease shall be effective unless in writing signed by the parties hereto. No actions, policies, oral or informal arrangements, business dealings or other course of conduct by or between the parties shall be deemed to amend this Lease or revise this Lease in any respect.

                           ARTICLE XXI. MISCELLANEOUS

     SECTION 21.1 NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other leases with respect to the Project. Tenant agrees that it, and its partners, officers, directors, employees and attorneys shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms hereof to the independent accountants who audit its financial statements. It is understood and agreed that damages would be an inadequate remedy for the breach of this provision by Tenant, and Landlord shall have the right to specific performance of this provision and to injunctive relief to prevent its breach or continued breach.

     SECTION 21.2 FURNISHING OF FINANCIAL STATEMENTS. Landlord has reviewed financial statements and tax returns if so requested of the Tenant and has relied upon the truth and accuracy thereof with Tenant's knowledge and representations of the truth and accuracy of same and that said statements accurately and fairly depict the financial condition of Tenant. Said statements are an inducing factor and consideration for the Tenant. Tenant and/or guarantors shall promptly furnish Landlord, upon request, with annual financial statements reflecting the then current financial condition of Tenant and/or guarantors throughout the term of this Lease.

     SECTION 21.3 CHANGES REQUESTED BY LENDER. If, in connection with obtaining financing for the Building, any lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not materially increase the obligations of Tenant hereunder or materially and adversely affect the leasehold interest hereby created.

     SECTION 21.4 GOVERNMENTAL REQUIREMENTS. Tenant covenants at all times during the term of this Lease to comply with the requirements of the Occupational Safety and Health Act of 1970, 29 U.S.C., Section 651 et seq., and any analogous legislation in California (collectively, the "Act"), to the extent that the Act applies to the Premises and any activities therein, and to comply with all other Governmental Requirements, including, but not limited to, all laws prohibiting discrimination against any person or group of persons on account of race, color, creed, sex, national origin or ancestry and all laws described in Section 4.1 above. Without limiting the generality of the foregoing, Tenant covenants to maintain all working areas, all machinery, equipment, appliances, structures, electrical facilities and the like upon the Premises in a condition that full complies with the requirements of the Act, including such requirements as would be applicable with respect to agents, employees or contractors of Landlord who may from time to time be present upon the Premises.

     SECTION 21.5 COVENANTS AND CONDITIONS. All of the provisions of this Lease shall be construed to be "conditions" as well as "covenants" as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

     SECTION 21.6 WORK LETTER. Landlord and Tenant each agree to fully perform their obligations under the Work Letter, if any. Any default by either party in the performance of its obligations under the Work Letter shall constitute a default by such party under this Lease.

     SECTION 21.7 JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several and the act of or notice from, or notice or refund to, or the signature of, any one or more of such persons, with respect to the tenancy of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     SECTION 21.8 SUCCESSORS. Subject to Articles VIII and XVIII above, all rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the parties. Nothing contained herein is intended, or shall be construed, to confer upon or grant to any person other than Landlord and Tenant any rights or remedies under this Lease.

     SECTION 21.9 TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

     SECTION 21.10 CONTROLLING LAW. This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

     SECTION 21.11 SEVERABILITY. If any term or provision of this Lease shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected thereby and for each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 21.12 RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Tenant and Landlord.

     SECTION 21.13 INABILITY TO PERFORM. In the event that Landlord shall be delayed or hindered in or prevented from the performance of any work or in performing any act required hereunder by reason of: strikes; lockouts; labor troubles; inability to procure materials, labor or energy; failure of power; disruption, reduction, interruption, curtailment or failure of utility, solid waste disposal or other services; restrictive Governmental Requirements; voluntary or involuntary participation, at the request of a governmental agency or otherwise, in any plan or program involving allocations, priorities, limitations or restraints regarding water, fuel or other energy, or otherwise; other governmental action or inaction; riots, insurrection; war, fires; floods; earthquakes; storms; droughts, other Acts of God; or any other reason of a similar or dissimilar nature not the fault of Landlord in performing work or doing acts required under the terms of this Lease, then the performance of such work or the doing of such act shall be excused for the period of the delay, and the period for the performance of any work or the doing of such act shall be extended for a period equivalent to the period of such delay. The occurence of any event constituting a cause for excusable delay shall not relieve Tenant from any obligations, including payment of rent, under this Lease.

     SECTION 21.14 QUIET ENJOYMENT. Upon payment by Tenant of the basic annual rent, additional rent and all the charges herein provided, and upon the observance and performance of all the covenants, terms and conditions of this Lease on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord.

     SECTION 21.15 HAZARDOUS WASTE AND MATERIALS. Tenant shall not engage in any activity on or about the Premises or the Project that violates any Environmental Law, and shall promptly, at Tenant's sole cost and expense, take all investigatory and/or remedial action required or ordered by any governmental agency or Environmental Law for clean-up and removal of any contamination involving any Hazardous Material created or caused directly or indirectly by Tenant. The term "Environmental Law" shall mean any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environmental conditions on, under or about the Premises, including, without limitation, (i) the Comprehensive Environmental Response, Compensation and Liability of 1980 ("CERCLA"), 42 U.S.C. Sections 9601 ET SEQ.; (ii) the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Sections 6901 ET SEQ.; (iii) California Health and Safety Code Sections 25100 ET SEQ.; (iv) the Safe Drinking Water and Toxic Enforcement Act of 1986, California Health and Safety Code Section 25249.5 ET SEQ.; (v) the Federal Water Pollution Control Act, 33 U.S.C. Sections 1317 ET SEQ.; (vi) California Water Code Section 1300 ET SEQ.; and (vii) California Civil Code Section 3479 ET SEQ., as such laws are amended and the regulations and administrative codes applicable thereto. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined or listed as a "hazardous waste", "extremely hazardous waste", "restrictive hazardous waste" or "hazardous substance" or considered a waste, condition of pollution or nuisance under the Environmental Laws; (ii) petroleum or a petroleum product or fraction thereof; (iii) asbestos; and/or (iv) substances known by the State of California to cause cancer and/or reproductive toxicity. It is the intent of the parties hereto to construe the term "Hazardous Materials" and "Environmental Laws" in its broadest sense. Tenant shall provide all notices required pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, California Health and Safety Code Section 25249.5 ET SEQ. Tenant shall provide prompt written notice to Landlord of the existence of Hazardous Substances on the Premises and all notices of violation of the Environmental Laws received by Tenant. Tenant's obligations pursuant to this Section 21.15 shall be referred to in this Lease as "Environmental Compliance".

     SECTION 21.16 ENTIRE AGREEMENT. This Lease and the Exhibits and other attachments hereto cover in full each and every agreement of every kind or nature whatsoever between the parties hereto concerning the Premises and the Building or Project, and all preliminary negotiations, oral agreements, understandings and/or practices of whatsoever kind with respect to the Premises or the Building or Project, except those contained herein or therein, are superseded and of no further force or effect; no person, firm or corporation has at any time had an authority from Landlord to make any representations or promises on behalf of Landlord, and Tenant agrees that if any such representations or promises have been made by Landlord or others, Tenant hereby waives all rights to rely thereon. No verbal agreement or implied covenant shall be held to vary the provisions hereof, any statute, law, or custom to the contrary notwithstanding.

                                   EXHIBIT "A-1"


     Prior to the execution of the Lease to which this Exhibit A-1 is attached, attach a floor plan(s) of the Building designating the location of the Premises.



                                    [FLOOR PLAN]



                                   EXHIBIT "A-1"
                               TO OFFICE SPACE LEASE

                                   EXHIBIT "A-2"

                          LEGAL DESCRIPTION OF THE PROJECT


     All that certain real property located in the State of California, County of Los Angeles, more particularly described as follows:


     PARCEL A:

     THAT PART OF LOT 30 OF THE HOLLYWOOD VISTA TRACT, IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 2 PAGE 80 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

     BEGINNING AT A POINT IN THE WESTERLY LINE OF SAID LOT 30, DISTANT 50 FEET NORTH OF THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT, 64.60 FEET; THENCE EASTERLY PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT TO THE EASTERLY LINE THEREOF; THENCE WESTERLY PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT TO THE POINT OF BEGINNING.

     PARCEL B:

     THE SOUTH 50 FEET OF LOT 30 OF HOLLYWOOD VISTA TRACT, IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 2 PAGE 80 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

     PARCEL C:

     LOT 31 OF HOLLYWOOD VISTA TRACT, IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 2 PAGE 80 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.






                                   EXHIBIT "A-2"
                               TO OFFICE SPACE LEASE

                                   EXHIBIT "A-3"

                                CONFIRMATION OF TERM

     The undersigned as the Landlord and Tenant under that certain Office Space Lease dated _________, for space within 7083 Hollywood Boulevard, Los Angeles, California, hereby confirm that the term of said Lease has commenced __________, and that the expiration date of the term of said Lease is ______________.


                                        JAHRA INVESTMENTS, N.V.


                                        By:
                                           ------------------------------------
                                            Ani Soghomonian
                                            Its: Treasurer

                                                  "Landlord"


                                        DVD EXPRESS, INC.,
                                        a California corporation

                                        By:
                                           ------------------------------------
                                           Its:
                                               --------------------------------

                                                  "Tenant"





                                   EXHIBIT "A-3"
                                TO OFFICE SPACE LEASE

                                 EXHIBIT "B"

                               THE WORK LETTER

     In addition to the mutual covenants contained in the Lease to which this Work Letter is attached, Landlord and Tenant further mutually agree as follows:

     1. PLANS AND SPECIFICATIONS FOR THE PREMISES; TIMING AND PAYMENT OF CONSTRUCTION

          (a) Tenant agrees to cooperate with Landlord's architects and engineers, who shall prepare, within fifteen (15) days of the execution of this Lease, detailed space plans and specifications ("Plans") for the tenant improvement work to be conducted on the Premises ("Work"). The Plans shall include, but shall not be limited to, locations of doors, partitioning, reflected ceiling, electrical fixtures, outlets and switches, telephone outlets, plumbing fixtures, extraordinary floor loads, and the other special requirements, and Tenant shall approve the Plans in writing on or before the Space Plan Approval Date set forth in
     Item 7 of the Basic Lease Provisions.

          (b) Upon approval of the Plans by Tenant, Landlord shall cause Steiner Construction and at least two (2) other responsible licensed general contractors acceptable to Landlord to submit a fixed sum bid detailing the construction costs of the Work (the "Contract Sum"). Upon receipt of the Contract Sum, Tenant shall have three (3) business days to approve the lowest responsible Contract Sum in writing, or alternatively, to modify the Plans. In the event Tenant modifies the Plans, the revised plans shall be submitted to the contractor ("Contractor") submitting the lowest responsible bid. Tenant shall have three (3) business days from its receipt of the revised Contract Sum to approve the same in writing. Any revisions to the Plans and the Contract Sum must also be approved by Landlord, which approval shall not be unreasonably withheld or delayed. Immediately following Tenant's written approval of the Contract Sum, Landlord shall cause Contractor to prepare a construction contract in a form acceptable to Landlord (the "Construction Contract") for construction of the Work for the Contract Sum. Landlord shall be responsible for payment of amounts owing to Contractor under the Construction Contract and shall be reimbursed by Tenant in accordance with the terms set forth herein. Contractor shall construct the Work in accordance with the Plans.

          (c) Following approval of the Contract Sum by Tenant and Landlord, and the Construction Contract by Landlord, and the acquisition of all necessary governmental permits, including building permits, Landlord shall instruct the Contractor to proceed and to complete the Work no later than eight (8) weeks following the commencement of the Work.

          (d) The term "Costs" shall include, (i) amounts incurred by Landlord to design the Work; (ii) amounts payable to Contractor pursuant to the Construction Contract; (iii) the cost of permits, licenses, inspections and certificates, including without limitation, plan check fees, structural, mechanical and other engineering, consulting fees for ADA and fire hazard compliance, architectural and space planning fees incurred by Landlord and/or Tenant in compliance with this Work Letter; and (iv) any additional cost or expense incurred in connection with any Change Orders. Costs shall only include costs and expenses incurred in connection with the design and construction of permanent improvements to the Premises, and shall not include the cost or expense of any cabinetry, shelving, furniture, fixtures or equipment to be located on or about the Premises which Tenant may remove from the Premises.

          (e) All Costs of the Work shall be paid for by Tenant. The Cost of the Work, up to a maximum of One Hundred Ten Thousand Three Hundred Forty Dollars ($110,340.30)(based on a calculation of Fifteen Dollars ($15.00) per usable square foot) together with interest at the rate of nine percent (9%) per annum, shall be fully amortized over the term of the Lease in equal monthly installments, such sum to be added to and paid by Tenant monthly as Basic Rent. For example, assuming the cost of the Work equals One Hundred Ten Thousand Three Hundred Forty Dollars ($110,340.00), Tenant shall pay Landlord Three Thousand Five Hundred Eight and 81/100 Dollars ($3,508.81) during each month of the Lease Term. If the cost of the Work exceeds One Hundred Ten Thousand Three Hundred Forty Dollars ($110,340), Tenant shall pay to Landlord such excess prior to the Commencement Date of the Lease.

     2.   BUILDING STANDARD WORK

          All improvements installed by Landlord shall be to Landlord's Building Standard identified in EXHIBIT "B-1" attached hereto, unless otherwise specified on the plans or approved by Landlord and Tenant, and only in the quantities specified by Landlord as indicated on the plans.

                                 EXHIBIT "B"
                            TO OFFICE SPACE LEASE

     3.   SUBSTANTIAL COMPLETION

          The Work shall be deemed to be substantially complete for purposes of this Lease upon (a) completion of the Work in substantial conformance with the Plans; and (b) if required for Tenant to legally occupy the Premises, issuance of a certificate of occupancy. Typical "punchlist" items need not be completed prior or as a condition to substantial completion of the Work, provided, however, that none of such punchlist items shall adversely affect Tenant's occupancy of the Premises in any material respect. Tenant shall be given the opportunity to inspect and approve the Work within two (2) days following substantial completion of same. Typical punchlist items shall not be grounds to withhold approval of the Work, provided, however, that Tenant may notify Landlord of typical punchlist items after commencement of this Lease as prescribed in Section 1.2 of the Lease, and Landlord shall endeavor to remedy any such items in accordance with said Section 1.2 within thirty (30) days following delivery of such notice.

     5.   CHANGES IN THE WORK

          Once the Plans are approved, Tenant shall have the right to request of Landlord that changes be made to the Work, but only as provided in this Section 6. Landlord agrees not to withhold its approval to any such changes. Tenant shall be responsible for the cost of any such changes together with Landlord's fee of fifteen percent (15%) for Landlord's overhead and coordination of the Work. Prior to commencing any such changes, Landlord shall submit to Tenant a written estimate of the cost thereof. If Tenant approves such estimate, it shall notify Landlord in writing within three (3) business days following the date Landlord submits the written cost estimate to Tenant and, at the same time, pay Landlord in full the amount of such estimate, and the Contractor shall proceed with such work. If Tenant shall fail to approve any such estimate in writing within the three (3) business day period, such failure shall be deemed a disapproval thereof, and the Contractor shall not proceed with any such changes but shall continue with the Work as though the changes had not been requested. Tenant may at its election waive the requirement that Landlord provide the cost estimate. If Tenant shall request any change without notifying Landlord or if Tenant waives the requirement that Landlord provide the cost estimate, Tenant shall pay for the actual cost of the changes together with Landlord's fee. Nothing herein shall be deemed to excuse Tenant from the consequences of its default in failing to notify Landlord of the requested changes.

     6.   DELAYS

          Tenant and Landlord both acknowledge that time is of the essence. If Tenant, or persons within Tenant's control, delay the progress of completion of Work required to be performed by Landlord hereunder or pursuant to any separate agreement by interfering with, or delaying, Landlord's completion of the Premises, then the date of substantial completion of the Premises for purposes of this Lease, shall be deemed to be the date upon which the Premises would have been substantially completed but for the acts or omissions of Tenant or persons within Tenant's control. In addition, Landlord's performance within the time periods provided herein shall be extended for a period of time equal to any period of delay caused by strikes, lockouts, fire or other casualty, the elements or acts of God, or governmental action or other cause, other than financial, beyond the reasonable control of Landlord.

                                 EXHIBIT "B"
                            TO OFFICE SPACE LEASE

                            EXHIBIT "B-1"

             BUILDING STANDARDS APPLICABLE TO THE PREMISES

     A.  HEATING, VENTILATION AND AIR CONDITIONING:

         Interior spaces shall be provided with a minimum of one thermostatically controlled zone per 1,000 square feet of usable floor area. Air conditioning shall be provided at a rate not to exceed one ton per 400 square feet, or as required by the building's mechanical engineer.

     B.  PARTITIONS, DOOR FRAMES AND HARDWARE:

         As indicated on the approved preliminary floor plan, or a maximum of one lineal foot of interior drywall partitioning per 10 feet of usable floor area (which includes fifty percent of demising wall) and one building standard door, frame and hardware for every 250 square feet of usable floor area, including the public corridor entrance door, (corridor door allowance shall be required by code). Said hardware shall include mortise locksets on all public corridor and entrance doors and rim type latchsets on all interior doors. Doors are flush type, solid core, 3 feet wide, 8 feet high, stain-grade, vertical grain Douglas fir veneer, with clear lacquer finish. Latchsets are Schalge AL series with "Neptune" levers. Frames are extruded aluminum (Western Integrated 300 series or equal) with commercial clear anodized finish.

     C.  PAINTING:

         Initial painting (egg shell sheen) throughout the Premises in Building Standard manner, with colors to be selected by Tenant from Landlord's Building Standard color chart, but not more than two colors in any suite, and no more than one color in any room.

     D.  CEILINGS:

         Suspended acoustical ceiling (2'X 2' tegular (OK?) tiles Armstrong 704A or equal) and 15/16" standard exposed 1-grid throughout the Premises.

     E.  LIGHTING:

         Recessed fluorescent light fixtures (2'X 4' 3-tube with 18 cell parabolic diffuser) not to exceed one fixture for each 100 square feet of usable floor area, including switches for said fixtures as required by code. All lamps shall be T-8 with energy-saving ballasts.

     F.  ELECTRIC OUTLETS:

         One wall mounted duplex electric convenience outlet for each 100 square feet of usable floor area.

     G.  TELEPHONE OUTLETS/TELEPHONE BACKBOARD:

         One roughed in telephone outlet location consisting of 3/4" conduit to 6" above the ceiling and plaster ring at +15 inches for each 150 square feet of usable floor area. One 4' X 4' plywood backboard shall be provided for the Tenant's installation of telephone equipment.

     H.  FLOOR COVERINGS:

          Tenant's carpet allowance shall consist of approximately 80% of Tenant's usable floor are and shall be Atlas Carpet Mills, "Oxford" or "Mayfair" glued directly to the slab, color to be selected by Tenant from the manufacturer's standard colors. The remaining 20% of Tenant's usable floor area to be covered with 1/8" thick vinyl composition tile (Armstrong Standard Excelon) or equal. All carpeted areas shall receive a 4" wall/carpet base; all tiled areas shall receive a 4" coved rubber base.

     I.  WINDOW TREATMENTS:

         Three inch vertical blinds (Levelor or equal) ceiling to window sill on all exterior windows shall be provided in color and style as selected by the Landlord. Window coverings on interior windows are at the Tenant's option and sole expense.

     J.  PERIMETER BEAM AND COLUMN FINISHES:

         The concrete beams at the perimeter wall shall be covered with a black plastic laminate top and painted drywall front. All concrete columns are covered with drywall.


                            EXHIBIT "B-1"
                        TO OFFICE SPACE LEASE
                               PAGE 1

     K.  PREMISES IDENTIFICATION:

         One building standard suite sign, with suit number and a maximum of four lines of copy as approved by the Landlord's representative, adjacent to the primary entrance door to the Premises.


                            EXHIBIT "B-1"
                        TO OFFICE SPACE LEASE
                               PAGE 2

                                    EXHIBIT "C"

                              RULES AND REGULATIONS
                         ATTACHED TO AND WHICH CONSTITUTE
                           A PART OF OFFICE SPACE LEASE

     The following Rules and Regulations shall be in effect at the Project. Landlord reserves the right to adopt reasonable modifications and additions hereto.

     (1) The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed by any tenant or used for any purpose other than ingress and egress from the respective premises. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

     (2) No awnings or other projection shall be attached to the outside walls of the Building or to balconies without the prior written consent of Landlord. No hanging planters, television sets or other objects shall be attached to or suspended from ceilings without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. No awnings, furniture, trees or plants or other personal property shall be placed upon any balcony or patio, without Landlord's prior written approval.

     (3) No sign, advertisement or notice shall be exhibited, painted or affixed by any tenant on any part of, or so as to be seen from the outside of, the Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove such sign, advertisement or notice without any liability and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and director tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

     (4) The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the windowsills, balcony or patio railings.

     (5) The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no foreign substance of any kind shall be thrown herein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

     (6) No tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, curring or stringing of wires or laying of linoleum or other floor coverings shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Any tenant permitted by Landlord to lay linoleum or other similar floor covering shall not affix the same to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by the tenant by whom, or by those agents, clerks, employees or visitors, the damage shall have been caused.

     (7) If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced.

     (8) No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for tenants, their employees and visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises.

     (9) No portion of the Building shall be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes without Landlord's prior written approval. No tenant shall, without the prior written consent of the Landlord, occupy or permit any portion of his premises to be occupied or used for the manufacture or sale of liquor,

                                 EXHIBIT "C"
                           TO OFFICE SPACE LEASE
                                    Page 1
narcotics, or tobacco in any form, as a medical office, chiropractor's office, as a barber or manicure shop, or as an employment bureau or any business other than that specifically provided for in the Lease. No tenant shall engage or pay any employees on its premises except those actually working for such tenant on its premises nor advertise for laborers giving an address at its premises. The Building shall not be used for lodging or sleeping or for any immoral or illegal purposes.

     (10) Except with the prior written consent of the Landlord, no tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, or theater tickets, in or from the Building, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Building for the service or accommodation of occupants of any other portion of the Building.

     (11) Landlord reserves the right to prohibit personal goods and services vendors (as such term is defined below) from access to the Building. To the extent that Landlord permits such vendors access to the Building, such access shall be upon such reasonable terms and conditions, including but not limited to the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services (as such term is defined below) to a tenant or its employees. If reasonably necessary for the accomplishment of the aforementioned purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on its premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoe shining services.

     (12) No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them by the use of any musical instrument, radio, phonograph or unusual noise, or in any other way.

     (13) No tenant shall throw anything out of doors, windows or skylights or down the passageways.

     (14) No tenant, nor any of a tenant' servants, employees, agents, visitors or licensees, shall at any time bring, keep or use on the Building any kerosene, gasoline, or inflammable, combustible, explosive, or corrosive fluid, or any other illuminating material, or use any method of heating other than that supplied by Landlord.

     (15) No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors, windows, stairways, patios or balconies of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars, cigarettes, pipes, or other lighted smoking materials, in the elevators and all other common and/or public areas of the Building is prohibited.

     (16) No additional locks or bolts or any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof and gives written approval. Each tenant must, upon termination of his tenancy, give to Landlord all keys of stores, offices, or toilets and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     (17) All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Building and under his/her supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building and all such bulky articles which violate any of the Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distributed the weight.

     (18) No tenant shall purchase janitorial, maintenance or other services from any company or persons not approved by Landlord. Any person employed by any tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the office or management of the Building (but not as an agent or servant of Landlord, and the tenant shall be responsible for all acts of such persons). Except with Landlord's prior written approval, not tenant shall


                                 EXHIBIT "C"
                           TO OFFICE SPACE LEASE
                                    Page 2
permit janitorial services to be performed during the hours of 7:00 a.m. to 6:00 p.m., Monday through Friday.

     (19) Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office/retail building and upon written notice from Landlord any tenant shall refrain from and discontinue such advertising.

     (20) On Saturdays from 12:00 p.m. to 8:00 a.m., Sundays, those legal holidays designated by Landlord, and on other days between the hours of 6:00 p.m. and 7:00 a.m., access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude. Each tenant shall be responsible for all persons for whom he requests after hours access and shall be liable to Landlord for all acts of such persons. In case of invasion, mob riot, public excitement, or other commotion, Landlord reserves the right but shall not be obligated to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

     (21) All doors opening into public corridors shall be kept closed, except when in use for ingress and egress. Tenants shall see that the window, transoms and doors of their premises are closed and securely locked before leaving the Building.

     (22) The requirements of tenants will be attended to only upon application to the manager of the Building.

     (23) Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     (24) There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

     (25) No vending or coin operated machines shall be placed by any tenant within his premises without the prior consent of Landlord.







                                 EXHIBIT "C"
                           TO OFFICE SPACE LEASE
                                    Page 3

                                    EXHIBIT "D"

                                     GUARANTY

     WHEREAS, JAHRA INVESTMENTS, N.V. ("Landlord") and DVD EXPRESS, INC., a California corporation (Tenant"), are about to execute a document entitled Office Space Lease ("Lease") dated January 16, 1998 concerning the premises delineated on EXHIBIT "A-1" to the Lease (the "Premises") wherein Landlord will lease the Premises to Tenant, and

     WHEREAS, MICHAEL DUBELKO, hereinafter referred to as "Guarantor," has a financial interest in Tenant, and

     WHEREAS, Landlord would not execute the Lease if Guarantor did not execute and deliver to Landlord this Guaranty of Lease.

     NOW THEREFORE, for and in consideration of the execution of the Lease by Landlord and as a material inducement to Landlord to execute the Lease, Guarantor hereby jointly, severally, unconditionally and irrevocably guarantees the prompt payment by Tenant of all rentals and all other sums payable by Tenant under the Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of the Lease to be kept and performed by Tenant, but only such sums and performances required to be performed by Tenant during the period commencing upon execution of the Lease and terminating one (1) year following the Commencement Date of the Lease ("Effective Period").

     It is specifically agreed and understood that the terms of the Lease may be altered, affected, modified or changed by agreement between Landlord and Tenant, or by a course of conduct, and the Lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guarantee the performance of the Lease as so changed, modified altered or assigned.

     This Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of the Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity.

     No notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor following any breach or default by Tenant or for the enforcement of any rights which Landlord may have as against Tenant pursuant to or under the terms of the Lease or at law or in equity.

     Landlord shall have the right to proceed against Guarantor hereunder following any breach or default by Tenant without first proceeding against Tenant and without previous notice to or demand upon either Tenant or Guarantor.

     Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease,
(d) any right to require the Landlord to proceed against the Tenant or any other Guarantor or any other person or entity liable to Landlord, (e) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, [and?] (g) any right of subrogation.

     Guarantor does hereby subrogate all existing or future indebtedness of Tenant to Guarantor to the obligations owed to Landlord under the Lease and this Guaranty.

     The term "Landlord" whenever hereinabove used refers to and means the Landlord in the Lease specifically named and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in the Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to the premises or the rents, issues and profits therefrom, or in, to or under the Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest in the premises or under the Lease shall affect the continuing obligation of Guarantor under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     The term "Tenant" whenever hereinabove used refers to and means the Tenant in the Lease specifically named and also any assignee or sublessee of the Lease and also any successor to the interests of


                                  EXHIBIT "D"
                            TO OFFICE SPACE LEASE
said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

     Neither the Guarantor's obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by the impairment, modification change, release or limitation of the liability of the Tenant under the Lease, or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the National Bankruptcy Act or any statute, or from the decision of any court.

     In the event any action be brought by said Landlord against Guarantor hereunder to enforce the obligation of guarantor hereunder, the unsuccessful party in such action shall pay to the prevailing party therein reasonable attorneys' fees.

     This Guaranty shall terminate and be of no further force or effect from and after the date that Tenant has paid all sums and performed all other obligations to have been paid or performed by Tenant under the Lease during the Effective Period.

Executed at Hollywood, California
on January 16, 1998


                                       /s/ Michael Dubelko
                                       --------------------------------------
                                       MICHAEL DUBELKO


                                                                  "GUARANTOR"







                                  EXHIBIT "D"
                            TO OFFICE SPACE LEASE
                                   Page 2

                                LEASE ADDENDUM

    This Addendum is attached to and made a part of that certain La
Reina Office Building Lease dated January 16, 1998, between JAHRA INVESTMENTS, N.V., as Landlord, and DVD EXPRESS, INC., a California corporation, as Tenant. In the event of conflict between the provisions of this Addendum and the provisions of the foregoing Lease, the provisions of this Addendum shall control.

    The following are additional provisions.

    1. BASIC RENT INCREASE. Tenant acknowledges that the Basic Rent shall be increased to include the amounts described in Section 1(d) of the Work Letter attached to the Lease as EXHIBIT "B". Such increased portion of the Basic Rent shall not be subject to the annual cost of living increase provided for in
Section 3.1.

    2. EARLY TERMINATION RIGHT. Tenant shall have the right to terminate the Lease prior to expiration of the Lease term by delivering to Landlord at any time after the twenty-fourth (24th) month of the Lease term written notice specifying an early termination date, which early termination date shall be the last day of a calendar month occurring not earlier than ninety (90) days after Landlord's receipt of Tenant's notice. Thus, the earliest date Tenant shall be able to terminate the Lease pursuant to this paragraph 2 shall be at the conclusion of the twenty-seventh (27th) month. Tenant's right to terminate the Lease prior to expiration of the original three (3) year lease term shall be conditioned on paying to Landlord, prior to the early termination date, an amount ("Termination Amount") equal to the sum of the following: (a) the unamortized portion of the broker commissions and other leasing costs incurred by Landlord upon entering into the Lease; (b) two (2) monthly installments of Basic Rent (in addition to the Basic Rent payable through the early termination date specified by Tenant); and (c) the unamortized portion of the Costs for the Work defined in Section 1 of the Work Letter. The unamortized portion of the broker and other leasing costs and the costs of the Work shall be a percentage of the original costs so incurred, which percentage shall be determined by dividing the total number of months for which Tenant has paid Basic Rent under the Lease by 36. Tenant's failure to pay the Termination Amount or any other amounts then owing to Landlord under the Lease prior to the early termination date specified by Tenant shall automatically revoke the early termination of the Lease.

    3. CURRENT OCCUPANCY OF PREMISES. Tenant acknowledges that Klasky-Csupo ("Current Tenant") currently occupies the Premises and that Landlord has provided Current Tenant written notice to relocate to another space in the Building as of February 5, 1998. The date that Current Tenant actually vacates the Premise shall be referred to herein as the "Relocation Date". All the terms and conditions contained herein are contingent on the Current Tenant's vacation of the Premises.

    4. TERMINATION OF EXISTING LEASE. Tenant currently occupies other space on the third floor of the Building ("Existing Premises") pursuant to Lease dated September 1, 1997 as amended by Amendment No. 1 to La Reina Office Building Lease dated as of November 1, 1997 ("Existing Lease"). Tenant agrees to fully vacate the Existing Premises and return the Existing Premises to Landlord in the condition required by the terms of the Existing Lease within three (3) business days following the Commencement Date under this Lease. The Existing Lease shall terminate and Landlord and Tenant shall each be relieved from all obligations to be performed under the Existing Lease arising after such termination, provided that Tenant shall remain responsible for performing any obligations to have been performed by Tenant under the Existing Lease prior to the Commencement Date and any prepaid rent or security deposit held by Landlord under the Existing Lease shall be applied to the rent or security deposit to be paid by Tenant to Landlord under this Lease.

                    FIRST AMENDMENT TO OFFICE BUILDING LEASE

    THIS FIRST AMENDMENT TO THE OFFICE SPACE LEASE ("Amendment") is dated for reference purposes on August 5, 1998, by and between JAHRA INVESTMENTS, N.V. ("Landlord"), as Landlord and DVD EXPRESS, INC., a California corporation ("Tenant"), as Tenant, with reference to the following recitals.

                                R E C I T A L S

    A. Landlord and Tenant previously entered into that certain Office Space Lease dated as of January 16, 1998 (the "Original Lease"). Pursuant to the Original Lease, Landlord is leasing to Tenant certain premises consisting of approximately eight thousand five hundred forty-one (8,541) rentable square feet of space on the first (1st) floor ("Existing Premises") in the office building located at 7083 Hollywood Boulevard, Hollywood, California, as more particularly described in the Original Lease. Terms defined in the Original Lease shall have the above meaning when used in this Amendment.

    B. Landlord and Tenant desire to amend the Original Lease to expand the Existing Premises to include an additional approximately ten thousand two hundred fifty-nine (10,259) rentable square feet of space on the fourth (4th) floor of the Building as shown on the floor plan of the fourth floor attached hereto as EXHIBIT "A" and incorporated herein by this reference ("Expansion Premises") in accordance with the terms and conditions set forth herein.

    NOW THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby agree as follows:

    1. EXPANSION OF PREMISES. Effective upon the Delivery Date (as hereinafter defined), the Premises shall be expanded to include the Expansion Premises. Unless specified to the contrary herein, from and after the Delivery date, all references in the Lease to the "Premises" shall mean and refer to the entirety of the space in the Existing Premises and the Expansion Premises.

    2. OCCUPANCY OF EXPANSION PREMISES. Tenant shall occupy only seven thousand (7,000) rentable square feet of space in the Expansion Premises during months one (1), two (2), and three (3) of the "Expansion Premises Term" (as hereafter defined), and Tenant shall occupy the entire Expansion Premises during the remainder of the Expansion Premises Term.

    3. BASIC RENT. Commencing on the Delivery Date, the monthly installments of the annual basic rent for the Expansion Premises shall be the product of rentable square feet of the Expansion Premises, multiplied by One Dollar and Sixty Cents ($1.60). Notwithstanding the foregoing, due to Tenant's partial occupancy of the Expansion Premises pursuant to Section 2, the basic rent for the Expansion Premises for months one (1), two (2) and three (3) of the Expansion Premises Term shall be Eleven Thousand Two Hundred Dollars ($11,200.00) per month. The basic rent for the Expansion Premises for months 4 through 12 shall be Sixteen Thousand Four Hundred Fourteen and 40/100 Dollars ($16,414.40) per month. The basic annual rent for the Expansion Premises shall be increased on the first anniversary of the Delivery Date to One Dollar and Sixty-Five Cents ($1.65) per rentable square foot and shall increase by an additional Five Cents ($.05) per rentable square foot on such anniversary date each year thereafter.

    4. SECURITY DEPOSIT. The Security Deposit is hereby increased by the sum of Thirty-Two Thousand Eight Hundred Twenty-Eight and 80/100 Dollars ($32,828.80) to a total of Fifty-Four Thousand One Hundred Eight-One and 30/100 Dollars ($54,181.30). Such increase in the Security Deposit shall be paid by Tenant to Landlord concurrently with the execution of this Amendment.

    5. LEASEHOLD IMPROVEMENTS. With respect to the Landlord's improvement of the Expansion Premises, Landlord and Tenant each agree to abide by the terms of the Expansion Work Letter attached hereto as EXHIBIT "B".

    6. EXPANSION PREMISES TERM. The term of the Lease with respect to the Expansion Premises shall commence on the Delivery Date and shall terminate five
(5) years thereafter ("Expansion Premises Term"). The Delivery Date shall be the date that Landlord substantially completes the leasehold improvements required by Section 5 above ("Leasehold Improvements") and delivers possession of the Expansion Premises to Tenant. The parties acknowledge and agree that Landlord anticipates that the Delivery Date of the Expansion Premises will be November 1, 1998. Landlord shall use commercially reasonable efforts to delivery the Expansion Premises to Tenant by such date, but Landlord shall have no liability for any failure to delivery the Expansion Premises to Tenant by such date. Commencing on the Delivery Date and continuing until the expiration or earlier termination of the Expansion Premises Term, in addition to Tenant's obligation under the Lease with respect to the Existing Premises, Tenant agrees, with respect to the Expansion Premises, that Tenant shall observe and perform all of the terms, covenants and provisions set forth in the Lease.

    7. EARLY TERMINATION RIGHT FOR EXPANSION PREMISES. The early termination right in Paragraph 2 of the Lease Addendum shall apply only to the Existing Premises and if exercised, the Lease shall continue as to the Expansion Premises. Tenant shall have the right to terminate the Lease as to the Expansion Premises, prior to expiration expiration of the Expansion Premises Term, by delivering to Landlord at any time after the thirty-third (33rd) month of the Expansion Premises Term written notice specifying an early termination date, which early termination date shall be the last day of a calendar month occurring not earlier than ninety (90) days after Landlord's receipt of Tenant's notice. Thus, the earliest date Tenant shall be able to terminate the Expansion Premises Term pursuant to this Section 7 shall be at the conclusion of the thirty-sixth (36th) month of the Expiration Premises Term. Tenant's right to terminate the Lease as to the Expansion Premises prior to the expiration of the Expansion Premises Term shall be conditioned on paying to Landlord, prior to the early termination date, an amount ("Termination Amount") equal to the sum of the following: (a) the unamortized portion of the broker commission incurred by Landlord in leasing the Expansion Premises to Tenant; (b) two (2) monthly installments of Basic Rent for the Expansion Premises (in addition to the Basic Rent payable for the Expansion Premises though the early termination date specified by Tenant) for the Premises; and (c) the unamortized portion of the Tenant Allowance paid by Landlord for the Work defined in Section 1 of the Expansion Work Letter. The unamortized portion of the broker commissions and the Tenant Allowance shall be a percentage of the original costs so incurred, which percentage shall be determined by subtracting from 100% the percentage obtained by dividing the total number of months for which Tenant has paid Basic Rent under the Lease by sixty (60). Tenant's failure to pay the Termination Amount or any other amounts then owing to Landlord under the Lease prior to the early termination date specified by Tenant shall automatically revoke the early termination of the Lease as to the Expansion Premises.

    8. OPTION TO EXTEND EXISTING PREMISES LEASE TERM. Landlord and Tenant acknowledge the term of the Lease with respect to the Existing Premises expires on April 20, 2001 ("Existing Premises Term"). Tenant shall have one
(1) option ("Extension Option") to extend the Existing Premises Term with respect to the Existing Premises for an additional term ("Extension Term") ending concurrently with the Expansion Premises Term. The Extension Option is personal to Tenant and may not be assigned or exercised by an assignee or sublessee. The Extension Option may be exercised by Tenant by delivery of written notice ("Option Notice") to Landlord not later than October 20, 2000. The Option Notice shall state Tenant's irrevocable and unconditional election to extend the Lease as to the Existing Premises for the Extension Term. If Tenant fails to timely deliver the Option Notice in the manner herein provided, the Extension Option shall automatically terminate, without notice, and be of no further force or effect and the Lease shall terminate as to the Existing Premises upon expiration of the Existing Premises Term. If Tenant timely delivers the Extension Notice, (a) all references to the termination or to the end of the term as to all of the Premises shall be considered to mean the termination of the Expansion Premises Term; and (b) the Early Termination Right provided for in Section 2 of the Lease Addendum to the Original Lease shall automatically terminate and be of no force or effect. Notwithstanding the foregoing, the Basic Rent payable during the Extended Term with respect to the Existing Premises shall be adjusted upon commencement of the Extended Term to the then-existing "market rate", provided that, in no event will the Basic Rent with respect to the Existing Premises be less than that payable immediately prior to commencement of the Extension Term, exclusive of that portion of the prior Basic Rent payable under Paragraph 1(d) of the Work Letter for the Existing Premises.

The "market rate" shall be the then current rent charged by Landlord for the lease of office space then available for lease in the Building ("Building Rate"), or if none then available for lease, the then prevailing rent charged in comparable Class A buildings in Hollywood within a one-half (1/2) mile radius of the Building ("Comparable Rate"). To determine the Building Rate, Tenant may request Landlord during the final year of the Existing Premises Term to provide to Tenant the following: (a) the average per square foot rent at which any vacate space then located in the Building is being offered for lease by Landlord; and (b) the average per square foot rental rate charged for any lease(s) entered into by landlord in the Building with a term which commences or is scheduled to commence within the last year of the Existing Premises Term. If there is no vacant or newly leased space within the Building during the last year of the Existing Premises Term, then the Comparable Rate shall be determined by three (3) commercial real estate brokers each of whom has devoted during the immediately prior five (5) year period a predominant portion of his or her time to the leasing of office space located in Hollywood and the surrounding areas of Los Angeles ("Qualified Broker"). Either Landlord or Tenant shall appoint in writing a Qualified Broker and give written notice and a copy of the resume of the Qualified Broker to the other. Within fifteen (15) days after delivery by such party of such notice, the other party shall, in a like manner, designate a Qualified Broker and give written notice along with the resume of its designated Qualified Broker to the other party. The Qualified Brokers designated by Landlord and Tenant shall be requested to jointly designate a third Qualified Broker and provide Landlord and Tenant with the name and resume of the third Qualified Broker within ten (10) business days after delivery of notice identifying the second Qualified Broker. The three (3) Qualified Brokers so selected shall promptly fix a time for completion of determination of the Comparable Rate as defined above, which time shall be no later than forty-five (45) days from the date of the appointment of the last Qualified Broker. The three (3) Qualified Brokers shall notify Landlord and Tenant as to the date fixed for such completion. On that date, the three (3) Qualified Brokers shall submit their determination of the Comparable Rate in writing to Landlord and Tenant which writing shall identify the Comparable Buildings and rates used in reaching the Comparable Rate. The parties agree that for the purpose of calculating the comparable Rate, the Comparable Rate shall be deemed to be that amount which is determined by taking the average of the two (2) rates identified by the two (2) Qualified Brokers which are closest to each other. Each of the parties hereto shall pay for the services of its appointed Qualified Broker and one-half (1/2) of the costs of the services for the third Qualified Broker. Notwithstanding anything to the contrary above-stated, if either party fails to designate a second Qualified Broker in the time and manner specified above, the Comparable Rate shall be determined by the Qualified Broker first designated, which determination shall be conclusive on the parties.

    The Base Rent established for the Extended Term for the Existing Premises shall be adjusted annually in the same manner as the annual increases applied during the initial term.

    THE EXTENSION OPTION SHALL AUTOMATICALLY TERMINATE FOLLOWING A DEFAULT OR BREACH OF THE LEASE BY TENANT.

    9. CURRENT OCCUPANCY OF THE EXPANSION PREMISES. Tenant acknowledges that 7.23 Productions ("Current Tenant") currently occupies the Expansion Premises, that the Lease with the current Tenant expires September 14, 1998 and that Landlord has delivered written notice to Current Tenant to vacate the Expansion Premises no later than September 15, 1998. Landlord shall use reasonable efforts to recover possession of the Expansion Premises by September 15, 1998 but shall not be liable to Tenant for delays resulting from the failure of the Current Tenant to timely vacate the Expansion Premises.

    10. GUARANTY. Tenant agrees to cause the Guaranty attached hereto as EXHIBIT "C" and incorporated herein by this reference to be executed by Michael Dubelko and delivered to Landlord concurrently with and as a condition to the effectiveness of this Amendment.

    11. PARKING. In connection with the Expansion Premises, Tenant shall be entitled to twenty-four (24) parking spaces at the initial rent of Seventy-Seven Dollars ($77.00) per month per unreserved space and One Hundred Ten Dollars ($110.00) per month per reserved space. Notwithstanding the provisions of Section 5.4(a) of the Original Lease, the rent payable for the parking spaces granted under this Section may be adjusted by Landlord from time to time during the Expanded Premises Term.

    12. OPERATING EXPENSES. Commencing January 1, 2000, Tenant shall pay its pro rata share of increased Operating Costs attributable to the Expansion Premises in accordance with Section 3.3 of the Lease. Tenant's proportionate share of the Increased Operating Costs shall be computed separately for the Expansion Premises based on a 1999 Base Year.

    13. RATIFICATION AND CONFIRMATION OF LEASE. Except as expressly amended by this Amendment, all of the terms, covenants, conditions, provisions and agreements of the Lease shall remain in full force and effect. This Amendment shall be construed to be part of the Lease and shall be deemed incorporated into the Lease by this reference. In the event of any conflict between the Lease and the Amendment, this Amendment shall control.

    14.  MISCELLANEOUS PROVISIONS.

        (a) This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

        (b) Each individual and entity executing this Amendment hereby represents and warrants that he, she or it has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Amendment to the terms hereof. The parties have read and understood this Amendment and have had the opportunity to consult with counsel with respect hereto.

    IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Amendment as of the date first above written.

                                          JAHRA INVESTMENTS, N.V.

                                          By: /s/ Ari Soghomonian
                                             ----------------------------------

                                            Its: Treasurer
                                                -------------------------------

                                                                      "Landlord"

                                          DVD EXPRESS, INC.,

                                          a California corporation

                                          By: /s/ Michael Dubelko
                                             ----------------------------------

                                            Its: President
                                                -------------------------------

                                                                        "Tenant"

                                   EXHIBIT "A"


              FLOOR PLAN OF FOURTH FLOOR ON WHICH LOCATION OF EXPANSION
                            PREMISES IS DESIGNATED




                                   [FLOOR PLAN]







                                   EXHIBIT "A"

                     to First Amendment to Office Space Lease

                                   EXHIBIT "B"


                                 THE WORK LETTER


        In addition to the mutual covenants contained in the Lease to which this Work Letter is attached, Landlord and Tenant further mutually agree as follows:

        1. PLANS AND SPECIFICATIONS FOR THE EXPANDED PREMISES; TIMING AND PAYMENT OF CONSTRUCTION

                (a) Tenant agrees to cooperate with Landlord's architects and engineers, who shall prepare, within ten (10) days of the execution of this Lease, detailed space plans and specifications ("Plans") for the tenant improvement work to be conducted on the Expanded Premises ("Work"). The Plans shall include, but shall not be limited to, locations of doors, partitioning, reflected ceiling, electrical fixtures, outlets and switches, telephone outlets, plumbing fixtures, extraordinary floor loads, and the other special requirements, and Tenant shall approve the Plans in writing on or before three (3) days following receipt.

                (b) Upon approval of the Plans by Tenant, Landlord shall cause Steiner Construction and, if requested by Tenant, at least two
        (2) other responsible licensed general contractors acceptable to Landlord to submit a fixed sum bid detailing the construction costs of the Work (the "Contract Sum"). Upon receipt of the Contract Sum, Tenant shall have three (3) business days to approve the lowest responsible Contract Sum in writing, or alternatively, to modify the Plans. In the event Tenant modifies the Plans, the revised plans shall be submitted to the contractor ("Contractor") submitting the lowest responsible bid. Tenant shall have three (3) business days from its receipt of the revised Contract Sum to approve the same in writing. Any revisions to the Plans and the Contract Sum must also be approved by Landlord, which approval shall not be unreasonably withheld or delayed. Immediately following Tenant's written approval of the Contract Sum, Landlord shall cause Contractor to prepare a construction contract in a form acceptable to Landlord (the "Construction Contract") for construction of the Work for the Contract Sum. Landlord shall be responsible for payment of amounts owing to Contractor under the Construction Contract and shall be reimbursed by Tenant in accordance with the terms set forth herein. Contractor shall construct the Work in accordance with the Plans.

                (c) Following approval of the Contract Sum by Tenant and Landlord, and the Construction Contract by Landlord, the acquisition of all necessary governmental permits, including

                                   EXHIBIT "B"
                      to First Amendment to Office Space Lease
                                  Page 1 of 2
        building permits, and Tenant's deposit with Landlord of any excess costs referred to in Section 1(f) below, Landlord shall instruct the Contractor to proceed and to complete the Work no later than eight
        (8) weeks following the commencement of the Work.

                (d) The term "Costs" shall include, (i) amounts incurred by Landlord to design the Work; (ii) amounts payable to Contractor pursuant to the Construction Contract; (iii) the cost of permits, licenses, inspections and certificates, including without limitation, plan check fees, structural, mechanical and other engineering, consulting fees for ADA and fire hazard compliance, architectural and space planning fees incurred by Landlord and/or Tenant in compliance with this Work Letter; and (iv) any additional cost or expense incurred in connection with any Change Orders. Costs shall only include costs and expenses incurred in connection with the design and construction of permanent improvements to the Expanded Premises, and shall not include the cost or expense of any cabinetry, shelving, furniture, fixtures or equipment to be located on or about the Expanded Premises which Tenant may remove from the Expanded Premises.

                (e) Landlord shall pay and be responsible for the Costs up to an amount equal to ONE HUNDRED SEVENTY-EIGHT THOUSAND FOUR HUNDRED TWENTY DOLLARS ($178,420.00). The above-described amount to be paid by Landlord is herein sometimes referred to as "the Tenant Allowance."

                (f) Tenant shall be responsible for all Costs in excess of the Tenant Allowance. Landlord shall determine all Costs incurred in connection with the Work, and shall notify Tenant in writing if any additional sums are owing by Tenant pursuant to this Work Letter after deduction of the Tenant Allowance. Tenant shall pay Landlord any such additional amounts within five (5) business days following the later (a) receipt of Landlord's demand for payment; or (b) the Commencement Date. In the event Tenant has overpaid its share of the Costs, Tenant may credit such overpayment against the first installment(s) of Basic Annual Rent due under the Lease, and Landlord shall have no obligation to make a cash payment to Tenant for any such overpayment. Landlord shall apply all funds received from Tenant to the Costs, as incurred, and shall provide Tenant, on request, with copies of all payment requests or vouchers paid by Landlord in constructing the Work.

                2. BUILDING STANDARD WORK

                All improvements installed by Landlord shall be to Landlord's Building Standard unless otherwise specified on the plans or approved by Landlord and Tenant, and only in the quantities specified by Landlord as indicated on the plans.

                                   EXHIBIT "B"
                             TO OFFICE SPACE LEASE
                                     Page 2

3. SUBSTANTIAL COMPLETION

        The Work shall be deemed to be substantially complete for purposes of this Lease upon (a) completion of the Work in substantial conformance with the Plans; and (b) if required for Tenant to legally occupy the Expanded Premises, issuance of a certificate of occupancy. Typical "punchlist" items need not be completed prior or as a condition to substantial completion of the Work, provided, however, that none of such punchlist items shall adversely affect Tenant's occupancy of the Expanded Premises in any material respect. Tenant shall be given the opportunity to inspect and approve the Work within two (2) days following substantial completion of same. Typical punchlist items shall not be grounds to withhold approval of the Work, provided, however, that Tenant may notify Landlord of typical punchlist items after commencement of this Lease as prescribed in Section 1.2 of the Lease, and Landlord shall endeavor to remedy any such items in accordance with said
Section 1.2 within thirty (30) days following delivery of such notice.

4. CHANGES IN THE WORK

        Once the Plans are approved, Tenant shall have the right to request of Landlord that changes be made to the Work, but only as provided in this
Section 5. Landlord agrees not to unreasonably withhold its approval to any such changes. Tenant shall be responsible for the cost of any such changes. Prior to commencing any such changes, Landlord shall submit to Tenant a written estimate of the cost thereof. If Tenant approves such estimate, it shall notify Landlord in writing within three (3) business days following the date Landlord submits the written cost estimate to Tenant and, at the same time, pay Landlord in full the amount of such estimate, and the Contractor shall proceed with such work. If Tenant shall fail to approve any such estimate in writing within the three (3) business day period, such failure shall be deemed a disapproval thereof, and the Contractor shall not proceed with any such changes but shall continue with the Work as though the changes had not been requested. Tenant may at its election waive the requirement that Landlord provide the cost estimate. If Tenant shall request any change without notifying Landlord or if Tenant waives the requirement that Landlord provide the cost estimate, Tenant shall pay for the actual cost of the changes together with Landlord's fee. Nothing herein shall be deemed to excuse Tenant from the consequences of its default in failing to notify Landlord of the requested changes.

5. DELAYS

        Tenant and Landlord both acknowledge that time is of the essence. If Tenant, or persons within Tenant's control, delay

                                  EXHIBIT "B"
                                  -----------
                             TO OFFICE SPACE LEASE
                                    Page 3
the progress of completion of Work required to be performed by Landlord hereunder or pursuant to any separate agreement by interfering with, or delaying, Landlord's completion of the Expanded Premises, then the date of substantial completion of the Expanded Premises for purposes of this Lease, shall be deemed to be the date upon which the Expanded Premises would have been substantially completed but for the acts or omissions of Tenant or persons within Tenant's control. In addition, Landlord's performance within the time periods provided herein shall be extended for a period of time equal to any period of delay caused by strikes, lockouts, fire or other casualty, the elements or acts of God, or governmental action or other cause, other than financial, beyond the reasonable control of Landlord.

                                  EXHIBIT "B"
                                  -----------
                             TO OFFICE SPACE LEASE
                                    Page 4

                                  EXHIBIT "C"

                                   GUARANTY


        WHEREAS, JAHRA INVESTMENTS, N.V. ("Landlord") and DVD EXPRESS, INC., a California corporation ("Tenant"), have executed an Office Space Lease dated January 16, 1998 and are about to execute an amendment to such Lease (the "Amendment") entitled First Amendment to Office Space Lease dated August 5, 1998, which lease, as amended by the Amendment is hereinafter referred to as the "Lease", and

        WHEREAS, Michael Dubelko, hereinafter referred to as "Guarantor," has a financial interest in Tenant, and

        WHEREAS, Landlord would not execute the Amendment to the Lease if Guarantor did not execute and deliver to Landlord this Guaranty of Lease.

        NOW THEREFORE, for and in consideration of the execution of the Amendment by Landlord and as a material inducement to Landlord to execute the Amendment, Guarantor hereby jointly, severally, unconditionally and irrevocably guarantees the prompt payment by Tenant of all rent and all other sums payable by Tenant under the Lease. Notwithstanding the foregoing, Guarantor's liability under this Guaranty shall not exceed an amount ("Maximum Amount") equal to the sum of the unamortized Tenant Allowance and broker's commission paid in connection with the Expansion Premises. The Maximum Amount shall be computed as of the first date that Tenant has failed to correct any default under the Lease within the applicable grace period, if any. The Maximum Amount shall be computed in the same manner and with the same interest rate (i.e. 9%), as the Termination Amount under Section 7 of the Amendment.

        It is specifically agreed and understood that the terms of the Lease may be altered, affected, modified or changed by agreement between Landlord and Tenant, or by a course of conduct, and the Lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guarantee the performance of the Lease as so changed, modified, altered or assigned.

        This Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of the Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity.

        No notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor following any breach or default by Tenant or for the

                                  EXHIBIT "C"
                                  -----------
                               TO FIRST AMENDMENT
enforcement of any rights which Landlord may have as against Tenant pursuant to or under the terms of the Lease or at law or in equity.

        Landlord shall have the right to proceed against Guarantor hereunder following any breach or default by Tenant without first proceeding against Tenant and without previous notice to or demand upon either Tenant or Guarantor.

        Guarantor hereby waives (a) notice of acceptance of this Guaranty,
(b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Landlord to proceed against the Tenant or any other Guarantor or any other person or entity liable to Landlord, (e) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, and (g) any right of subrogation.

        Guarantor does hereby subrogate all existing or future indebtedness of Tenant to Guarantor to the obligations owed to Landlord under the Lease and this Guaranty.

        The term "Landlord" whenever hereinabove used refers to and means the Landlord in the Lease specifically named and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in the Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to the premises or the rents, issues and profits therefrom, or in, to or under the Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest in the premises or under the Lease shall affect the continuing obligation of Guarantor under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

        The term "Tenant" whenever hereinabove used refers to and means the Tenant in the Lease specifically named and also any assignee or sublessee of the Lease and also any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

        Neither the Guarantor's obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by the impairment, modification, change, release or limitation of the liability of the Tenant under the Lease, or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any


                                  EXHIBIT "C"
                              ------------------
                              TO FIRST AMENDMENT
present or future provision of the National Bankruptcy Act or any statute, or from the decision of any court.

        In the event any action be brought by said Landlord against Guarantor hereunder to enforce the obligation of Guarantor hereunder, the unsuccessful party in such action shall pay to the prevailing party therein reasonable attorneys' fees.

        This Guaranty shall terminate and be of no further force or effect from and after the date that Tenant has paid all sums and preformed all other obligations to have been paid or performed by Tenant for which this Guaranty was entered into.

Executed at Hollywood, California, on _____________________________, 1998.


                                               _________________________________
                                               MICHAEL DUBELKO


                                                                     "GUARANTOR"



                                  EXHIBIT "C"
                              ------------------
                              TO FIRST AMENDMENT